UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number   811-00945
                                                 ----------------

                              Phoenix Equity Trust
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


           Kevin J. Carr, Esq.
  Vice President, Chief Legal Officer,             John H. Beers, Esq.
  Counsel and Secretary for Registrant         Vice President and Counsel
     Phoenix Life Insurance Company          Phoenix Life Insurance Company
            One American Row                        One American Row
         Hartford, CT 06103-2899                 Hartford, CT 06103-2899
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                        Date of fiscal year end: June 30
                                                --------

                     Date of reporting period: June 30, 2006
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------

                                                                 JUNE 30, 2006
--------------------------------------------------------------------------------

  ANNUAL REPORT

--------------------------------------------------------------------------------

       o  PHOENIX MID-CAP VALUE FUND

       o  PHOENIX PATHFINDER FUND

       o  PHOENIX RELATIVE VALUE FUND

       o  PHOENIX TOTAL VALUE FUND

       o  PHOENIX WORLDWIDE STRATEGIES FUND



       TRUST NAME: PHOENIX EQUITY TRUST              WOULDN'T YOU RATHER
                                                     HAVE THIS DOCUMENT
                                                     E-MAILED TO YOU?
                                                   ? Eligible shareholders can
                                                     sign up for E-delivery
       [LOGO] PHOENIXFUNDS(SM)                       at PhoenixFunds.com

   --------------------------------------------------------------------------
     Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
   --------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

A MESSAGE FROM THE PRESIDENT


DEAR PHOENIXFUNDS SHAREHOLDER:

[PHOTO]

      The enclosed annual report addresses the performance of your Phoenix mutual fund for the fiscal year ended June 30, 2006. The report also provides a commentary from your fund's management team on how the fund performed, the investment strategies used, and how the fund's results compared to the broader market.

      At Phoenix, our focus is on investment performance and serving the best interests of our shareholders. We believe that mutual funds are among the most effective vehicles for individual investors to gain access to a variety of financial markets and for building diversified portfolios.

      I am especially proud of how we have expanded our fund family over the last year to offer access to even more money managers. Today, the PhoenixFunds draw from the vast expertise of 16 different management teams -- six Phoenix affiliates and 10 outside subadvisers chosen for their complementary investment capabilities.

      These fund teams operate independently, conducting their research, identifying opportunities in the markets they know best, and applying their disciplined strategies to the portfolios they manage. We are confident in their ability to navigate their funds through whatever market and economic changes lie ahead.

      When it comes to financial decisions, we recommend working with an experienced financial advisor. If you haven't reviewed or rebalanced your portfolio lately, this may be a good time to meet with your advisor and make sure that your investments are still aligned with your financial goals.

      Thank you for choosing PhoenixFunds to be part of your financial plan.

Sincerely yours,


/s/ Daniel T. Geraci

Daniel T. Geraci
President, PhoenixFunds

JULY 2006

TABLE OF CONTENTS

Glossary..................................................................     3

Phoenix Mid-Cap Value Fund................................................     5

Phoenix Pathfinder Fund...................................................    14

Phoenix Relative Value Fund...............................................    22

Phoenix Total Value Fund..................................................    30

Phoenix Worldwide Strategies Fund.........................................    42

Notes to Financial Statements.............................................    61

Report of Independent Registered Public Accounting Firm...................    66

Fund Management Tables....................................................    67

--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

DOW JONES-AIG COMMODITY INDEX
The Dow Jones-AIG Commodity Index is a broadly diversified index that tracks commodity futures.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX
The Dow Jones Wilshire Real Estate Securities Index (Full Cap) is a market capitalization-weighted index that measures publicly traded real estate securities such as Real Estate Investment Trusts and Real Estate Operating Companies. The index is calculated on a total return basis with dividends reinvested.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's single currency, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

EUROPEAN UNION (EU)
A group of European countries, whose member states have set up common institutions to which they delegate some of their sovereignty so that decisions on specific matters of joint interest can be made democratically at a European level. Today, the EU embraces 25 countries and approximately 450 million people.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL OPEN MARKET COMMITTEE (FOMC)
A key committee in the Federal Reserve System, responsible for setting short-term monetary policy for the Federal Reserve which causes interest rates to rise or fall.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

MSCI JAPAN INDEX(SM)
The MSCI Japan Index(SM) is an equity index of securities listed on Japanese stock exchanges.

MSCI WORLD(SM) INDEX (NET)
The MSCI World(SM) Index (Net) is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

NVDR (NON-VOTING DEPOSITORY RECEIPT)
Trading instruments issued in place of stocks by the Stock Exchange of Thailand in order to simulate foreign investment in Thai companies. NVDR holders receive all financial benefits as a company's ordinary shareholders -- dividends, right issues, or warrants - except voting rights.

REITS (REAL ESTATE INVESTMENT TRUSTS)
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

ROIC (RETURN ON INVESTED CAPITAL)
ROIC is a highly useful metric for assessing the quality of a company. It is expressed as a percentage and calculated by dividing a company's total capital into its earnings before interest, taxes and dividends.

RUSSELL MIDCAP(R) INDEX
The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) VALUE INDEX
Indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with active management of an actual portfolio.

RUSSELL 1000(R) GROWTH INDEX
The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX
The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) INDEX
The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX MID-CAP VALUE FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, BRUCE BOTTOMLEY, MARK HELDERMAN AND DANIEL LEARY

Q: HOW DID THE PHOENIX MID-CAP VALUE FUND PERFORM DURING THE FISCAL YEAR ENDED JUNE 30, 2006?

A: For the fiscal year ended June 30, 2006, the Fund's Class A shares returned 11.07%, and Class C shares returned 10.26%. For the same period, the Russell MidCap(R) Index, a broad-based equity index, returned 13.66%; and Russell MidCap(R) Value Index, the Fund's style-speciFiC benchmark, returned 14.25%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The equity markets were fraught with many crosscurrents over the last 12 months. On the plus side, the worldwide economy was strong and companies continued to post positive quarterly earnings. On the negative side, rising oil prices and interest rates, together with a slowing housing market, put a damper on consumer spending and sentiment.

      Despite the negatives, strong earnings drove the market higher, and in early May most benchmarks posted record highs, prompted by the belief that an end to interest rate hikes was in sight. However, the euphoria was short lived and the market reversed course when the Federal Reserve's stance on fighting inflation reignited interest rate fears. Investors worldwide suddenly turned risk averse, with emerging markets and small-cap stocks declining the most. The market's main concern is that the Fed's vigilance in fighting inflation by raising interest rates might cause a recession. Coupled with the relentless rise in oil prices and mounting hostilities in the Middle East, the market did not have much to cheer about, leaving investors cautious at fiscal year end.

      While the fiscal year ended on a difficult quarter, most major benchmarks posted double digit returns for the one-year period, such as the S&P 500 Index, which gained 8.63% -- a good return considering all of the above.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?

A: The Fund had a rough start to the fiscal year as the portfolio was adversely affected by what we dub "energy scissors" -- having too little exposure to high flying energy stocks while also holding too many consumer stocks which were negatively impacted by rising energy prices. As companies adjusted and restructurings took hold, however, the portfolio started to outperform and ended the fiscal year on a stronger note.

      Our disciplined investment style has consistently led us to invest in undervalued, restructuring candidates that often march to their own drummers. While external factors can have a short-term impact on the restructuring pace of the companies in the portfolio, our many years of experience investing in these types of companies has proved rewarding.

      Leading the Fund's performance for the fiscal year was a diverse group of companies, all reflecting positive restructuring efforts. Some of the best performance came from our capital goods holdings, such as ABB and Thomas & Betts. While many of our consumer stocks lagged, a number of them posted strong gains and helped overall performance, including J.C. Penney and Big Lots. Looking ahead, we are maintaining our long held view that in the choppy, range-bound market we envision, companies that can "show the earnings" will emerge as major winners, and stock pickers who do their homework will fare well.

                                                                    JULY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX MID-CAP VALUE FUND


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS 1                          PERIODS ENDING 6/30/06
--------------------------------------------------------------------------------

                                                                 INCEPTION     INCEPTION
                                        1 YEAR      5 YEARS      TO 6/30/06      DATE
                                        -------     --------     ----------    ---------
       Class A Shares at NAV 2           11.07%       12.50%       10.43%     12/30/97
       Class A Shares at POP 3            4.68        11.17         9.66      12/30/97

       Class C Shares at NAV 2           10.26           --        12.20      10/22/04
       Class C Shares with CDSC 4        10.26           --        12.20      10/22/04

       Russell MidCap(R) Index           13.66         9.92       Note 5        Note 5

       Russell MidCap(R) Value Index     14.25        13.01       Note 6        Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

 1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

 2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

 3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

 4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

 5 INDEX PERFORMANCE IS 9.91% FOR CLASS A (SINCE 12/30/97) AND 19.37% CLASS C (SINCE 10/22/04).

 6 INDEX PERFORMANCE IS 10.83% FOR CLASS A (SINCE 12/30/97) AND 20.95% CLASS C (SINCE 10/22/04).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 6/30/06
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/30/97 (inception of the Fund) in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of Class C will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Phoenix Mid-Cap Value Fund Class A   Russell Midcap(R) Value Index        Russell Midcap(R) Index
12/30/1997       $ 9,425                               $10,000                              $10,000
06/30/1998         9,811                                10,788                               10,999
06/30/1999         9,293                                11,395                               12,243
06/30/2000         8,687                                10,494                               13,790
06/29/2001        12,159                                13,005                               13,922
06/28/2002        13,241                                13,255                               12,637
06/30/2003        12,208                                13,170                               12,970
06/30/2004        17,095                                17,228                               16,782
06/30/2005        19,726                                20,983                               19,654
06/30/2006        21,910                                23,974                               22,338

For information regarding the indexes, see the glossary on page 3.

PHOENIX MID-CAP VALUE FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning          Ending       Expenses Paid
  Mid-Cap Value Fund         Account Value     Account Value       During
        Class A            December 31, 2005   June 30, 2006      Period*
------------------------   -----------------   -------------   -------------
Actual                         $1,000.00         $1,084.40         $6.46

Hypothetical (5% return
   before expenses)             1,000.00          1,018.53          6.27

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.25%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 11.07%. AN INVESTMENT OF $1,000.00 AT JUNE 30, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,110.70.

                               Beginning          Ending       Expenses Paid
   Mid-Cap Value Fund        Account Value     Account Value      During
         Class C           December 31, 2005   June 30, 2006      Period*
------------------------   -----------------   -------------   -------------
Actual                         $1,000.00         $1,080.80        $10.32

Hypothetical (5% return
   before expenses)             1,000.00          1,014.76         10.04

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.26%. AN INVESTMENT OF $1,000.00 AT JUNE 30, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,102.60.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX MID-CAP VALUE FUND


--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  Industrials                           23%
                  Consumer Discretionary                21
                  Utilities                             19
                  Materials                             17
                  Consumer Staples                      14
                  Financials                             1
                  Other                                  5

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

                                                             SHARES           VALUE
                                                          -------------   --------------
DOMESTIC COMMON STOCKS--85.2%

AEROSPACE & DEFENSE--3.1%
Raytheon Co. ..........................................         199,200   $    8,878,344

APPAREL RETAIL--8.2%
Foot Locker, Inc. .....................................         515,600       12,627,044
Limited Brands, Inc. ..................................         429,400       10,988,346
                                                                          --------------
                                                                              23,615,390
                                                                          --------------

AUTO PARTS & EQUIPMENT--2.4%
Lear Corp. ............................................         308,400        6,849,564

BUILDING PRODUCTS--2.2%
American Standard Cos., Inc. ..........................         145,800        6,308,766

DEPARTMENT STORES--4.3%
Penney (JC) Co., Inc. .................................         183,000       12,354,330

DIVERSIFIED CHEMICALS--4.2%
Hercules, Inc.(b) .....................................         784,400       11,969,944

ELECTRIC UTILITIES--1.8%
Reliant Energy, Inc.(b) ...............................         442,400        5,299,952

ELECTRICAL COMPONENTS & EQUIPMENT--2.2%
Thomas & Betts Corp.(b) ...............................         122,000        6,258,600

ENVIRONMENTAL & FACILITIES SERVICES--6.8%
Allied Waste Industries, Inc.(b) ......................         885,850       10,063,256
Waste Management, Inc. ................................         260,800        9,357,504
                                                                          --------------
                                                                              19,420,760
                                                                          --------------

FOOD RETAIL--2.7%
Safeway, Inc. .........................................         301,100        7,828,600

GAS UTILITIES--3.5%
ONEOK, Inc. ...........................................         295,900       10,072,436

GENERAL MERCHANDISE STORES--2.8%
Big Lots, Inc.(b) .....................................         462,100        7,892,668

                                                             SHARES           VALUE
                                                          -------------   --------------
HOUSEWARES & SPECIALTIES--3.2%
Fortune Brands, Inc. ..................................         131,200   $    9,316,512

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--6.8%
Dynegy, Inc. Class A(b) ...............................       1,273,700        6,967,139
Mirant Corp.(b) .......................................         279,200        7,482,560
NRG Energy, Inc.(b) ...................................         107,900        5,198,622
                                                                          --------------
                                                                              19,648,321
                                                                          --------------

LEISURE PRODUCTS--0.2%
Brunswick Corp. .......................................          20,000          665,000

METAL & GLASS CONTAINERS--8.3%
Ball Corp. ............................................         170,700        6,322,728
Crown Holdings, Inc.(b) ...............................         649,300       10,109,601
Pactiv Corp.(b) .......................................         303,800        7,519,050
                                                                          --------------
                                                                              23,951,379
                                                                          --------------

MULTI-UTILITIES--6.3%
Duke Energy Corp. .....................................         617,384       18,132,568

OFFICE SERVICES & SUPPLIES--1.9%
ACCO Brands Corp.(b) ..................................         253,232        5,545,781

PACKAGED FOODS & MEATS--6.8%
Del Monte Foods Co. ...................................         866,500        9,730,795
Sara Lee Corp. ........................................         620,400        9,938,808
                                                                          --------------
                                                                              19,669,603
                                                                          --------------

PAPER PACKAGING--2.9%
Packaging Corporation of America ......................         378,500        8,334,570

PROPERTY & CASUALTY INSURANCE--0.7%
Alleghany Corp.(b) ....................................           6,996        1,933,362

TRUCKING--3.9%
Laidlaw International, Inc. ...........................         441,900       11,135,880
----------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $221,498,181)                                               245,082,330
----------------------------------------------------------------------------------------


                        See Notes to Financial Statements                      9

PHOENIX MID-CAP VALUE FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
FOREIGN COMMON STOCKS(c)--9.3%

COMMODITY CHEMICALS--2.0%
NOVA Chemicals Corp. (United States) ..................         199,000   $    5,729,210

FOOD RETAIL--4.5%
Koninklijke Ahold NV Sponsored ADR
(Netherlands)(b) ......................................       1,499,800       12,973,270

HEAVY ELECTRICAL EQUIPMENT--2.8%
ABB Ltd. Sponsored ADR (Switzerland) ..................         622,500        8,067,600
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $23,373,589)                                                 26,770,080
----------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.5%
(IDENTIFIED COST $244,871,770)                                               271,852,410
----------------------------------------------------------------------------------------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                          -------------
SHORT-TERM INVESTMENTS--5.1%

COMMERCIAL PAPER(d)--5.1%
Alpine Securitization Corp. 5.28%, 7/5/06 .............   $       3,245        3,243,096
Alpine Securitization Corp. 5.25%, 7/12/06 ............           1,645        1,642,361
Danaher Corp. 5.27%, 7/10/06 ..........................           4,035        4,029,684
Danske Corp. 5.25%, 7/5/06 ............................           1,405        1,404,180
General Electric Capital Corp. 5.25%, 7/24/06 .........           1,345        1,340,489
Ranger Funding Co. LLC 5.27%, 7/7/06 ..................           2,500        2,497,804
Target Corp. 5.12%, 7/3/06 ............................             490          489,861
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $14,647,475)                                                 14,647,475
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $259,519,245)                                               286,499,885(a)

Other assets and liabilities, net--0.4%                                        1,188,176
                                                                          --------------
NET ASSETS--100.0%                                                        $  287,688,061
                                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,923,743 and gross depreciation of $8,044,006 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $259,620,148.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) The rate shown is the discount rate.


10                      See Notes to Financial Statements

PHOENIX MID-CAP VALUE FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

ASSETS
Investment securities at value
    (Identified cost $259,519,245)                             $  286,499,885
Cash                                                                    2,283
Receivables
    Fund shares sold                                                1,980,496
    Investment securities sold                                      1,948,494
    Dividends                                                         210,749
Prepaid expenses                                                       28,596
                                                               --------------
       Total assets                                               290,670,503
                                                               --------------

LIABILITIES
Payables
    Investment securities purchased                                 2,069,732
    Fund shares repurchased                                           562,490
    Distribution and service fees                                     117,439
    Transfer agent fee                                                 81,687
    Investment advisory fee                                            68,588
    Financial agent fee                                                16,880
    Trustees' fee                                                       4,159
    Other accrued expenses                                             61,467
                                                               --------------
       Total liabilities                                            2,982,442
                                                               --------------
NET ASSETS                                                     $  287,688,061
                                                               ==============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $  259,356,596
Undistributed net investment income                                   237,042
Accumulated net realized gain                                       1,113,783
Net unrealized appreciation                                        26,980,640
                                                               --------------
NET ASSETS                                                     $  287,688,061
                                                               ==============

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $187,701,221)               8,640,210
Net asset value per share                                              $21.72
Offering price per share $21.72/(1-5.75%)                              $23.05

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $99,986,840)                4,645,031
Net asset value and offering price per share                           $21.53

                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME
Dividends                                                      $    3,470,906
Interest                                                              558,938
Foreign taxes withheld                                                (11,709)
                                                               --------------
       Total investment income                                      4,018,135
                                                               --------------

EXPENSES
Investment advisory fee                                             1,723,498
Service fees, Class A                                                 380,931
Distribution and service fees, Class C                                774,273
Financial agent fee                                                   166,044
Transfer agent                                                        486,079
Printing                                                              121,542
Registration                                                           66,990
Professional                                                           35,449
Trustees                                                               35,253
Custodian                                                              23,868
Miscellaneous                                                          27,444
                                                               --------------
       Total expenses                                               3,841,371
Less expenses reimbursed by investment adviser                       (388,010)
Custodian fees paid indirectly                                           (160)
                                                               --------------
       Net expenses                                                 3,453,201
                                                               --------------
NET INVESTMENT INCOME (LOSS)                                          564,934
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                             1,458,273
Net change in unrealized appreciation (depreciation)
    on investments                                                 23,007,018
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS                                     24,465,291
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $   25,030,225
                                                               ==============


                        See Notes to Financial Statements                     11

PHOENIX MID-CAP VALUE FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended       Year Ended
                                                                                   June 30, 2006    June 30, 2005
                                                                                   --------------   --------------
FROM OPERATIONS
    Net investment income (loss)                                                   $      564,934   $      153,913
    Net realized gain (loss)                                                            1,458,273          997,903
    Net change in unrealized appreciation (depreciation)                               23,007,018        2,676,643
                                                                                   --------------   --------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        25,030,225        3,828,459
                                                                                   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                                       (415,642)         (62,712)
    Net investment income, Class C                                                             --           (2,651)
    Net realized short-term gains, Class A                                                (76,240)              --
    Net realized short-term gains, Class C                                                (40,162)              --
    Net realized long-term gains, Class A                                                 (31,734)              --
    Net realized long-term gains, Class C                                                 (16,063)              --
                                                                                   --------------   --------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (579,841)         (65,363)
                                                                                   --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares (6,998,576 and 5,675,016 shares, respectively)      141,436,426      108,216,121
    Net asset value of shares issued from reinvestment of distributions (22,707
       and 2,604 shares, respectively)                                                    452,090           50,100
    Cost of shares repurchased (3,362,794 and 1,071,683 shares, respectively)         (68,023,003)     (20,198,444)
                                                                                   --------------   --------------
Total                                                                                  73,865,513       88,067,777
                                                                                   --------------   --------------

CLASS C
    Proceeds from sales of shares (3,238,196 and 1,962,426 shares, respectively)       64,677,062       37,882,372
    Net asset value of shares issued from reinvestment of distributions (1,826
       and 90 shares, respectively)                                                        36,147            1,724
    Cost of shares repurchased (536,202 and 21,305 shares, respectively)              (11,045,380)        (414,196)
                                                                                   --------------   --------------
Total                                                                                  53,667,829       37,469,900
                                                                                   --------------   --------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         127,533,342      125,537,677
                                                                                   --------------   --------------
    NET INCREASE (DECREASE) IN NET ASSETS                                             151,983,726      129,300,773
NET ASSETS
    Beginning of period                                                               135,704,335        6,403,562
                                                                                   --------------   --------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $237,042 AND
       $87,750, RESPECTIVELY)                                                      $  287,688,061   $  135,704,335
                                                                                   ==============   ==============


12                      See Notes to Financial Statements

PHOENIX MID-CAP VALUE FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A(1)
                                              --------------------------------------------------------------------------
                                                                          Year Ended June 30,
                                              --------------------------------------------------------------------------
                                                 2006            2005            2004            2003           2002
Net asset value, beginning of period          $     19.63     $     17.04     $     12.18     $     13.21    $     12.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  0.10            0.08           (0.01)           0.01          (0.01)
    Net realized and unrealized gain (loss)          2.05            2.55            4.88           (1.04)          1.09
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS              2.15            2.63            4.87           (1.03)          1.08
                                              -----------     -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income            (0.05)          (0.04)          (0.01)             --          (0.02)
    Distributions from net realized gains           (0.01)             --              --              --             --
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                          (0.06)          (0.04)          (0.01)             --          (0.02)
                                              -----------     -----------     -----------     -----------    -----------
Change in net asset value                            2.09            2.59            4.86           (1.03)          1.06
                                              -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                $     21.72     $     19.63     $     17.04     $     12.18    $     13.21
                                              ===========     ===========     ===========     ===========    ===========
Total return(3)                                     11.07%          15.39%          40.03 %         (7.80)%         8.89 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $   187,701     $    97,771     $     6,404     $     3,800    $     5,240
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                           1.25%           1.25%           1.30 %          1.30 %         1.30 %
    Gross operating expenses                         1.42%           1.65%           2.76 %          3.05 %         2.68 %
    Net investment income (loss)                     0.50%           0.49%          (0.06)%          0.09 %        (0.05)%
Portfolio turnover                                     16%              9%             53 %            23 %           49 %

                                                           CLASS C
                                              -----------------------------------
                                                                FROM INCEPTION
                                               YEAR ENDED     OCTOBER 22, 2004 TO
                                              JUNE 30, 2006      JUNE 30, 2005
                                              -----------------------------------
Net asset value, beginning of period          $     19.54        $    17.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(2)                     (0.05)            (0.04)
    Net realized and unrealized gain (loss)          2.05              1.84
                                              -----------        ----------
       TOTAL FROM INVESTMENT OPERATIONS              2.00              1.80
                                              -----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               --             (0.03)
    Distributions from net realized gains           (0.01)               --
                                              -----------        ----------
       TOTAL DISTRIBUTIONS                          (0.01)            (0.03)
                                              -----------        ----------
Change in net asset value                            1.99              1.77
                                              -----------        ----------
NET ASSET VALUE, END OF PERIOD                $     21.53        $    19.54
                                              ===========        ==========
Total return(3)                                     10.26 %           10.13 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $    99,987        $   37,934
RATIO TO AVERAGE NET ASSETS OF:
Net operating expenses                               2.00 %            2.00 %(4)
    Gross operating expenses                         2.17 %            2.29 %(4)
    Net investment income (loss)                    (0.25)%           (0.28)%(4)
Portfolio turnover                                     16 %               9 %(5)

(1) Due to a reorganization on October 22, 2004, the Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund. The Mid-Cap Value Fund Class A treats the past performance of the FMI Sasco Contrarian Value Fund as its own.

(2) Computed using average shares outstanding.

(3) Sales charges are not reflected in the total return calculation.

(4) Annualized.

(5) Not annualized.


                        See Notes to Financial Statements                     13

PHOENIX PATHFINDER FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX PATHFINDER FUND PERFORM FOR ITS FISCAL YEAR ENDED JUNE 30, 2006?

A: As the Fund's inception date was July 29, 2005, it did not achieve a full year of performance as of June 30, 2006. However, for the period of July 29, 2005 through June 30, 2006, the Fund's Class A shares returned 12.41%, and Class C shares returned 11.85%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.74%, and the Russell 1000(R) Index, the Fund's style-specific benchmark, returned 8.95%. All figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND CURRENT RESULTS AND PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The U.S. stock market was one of the world's weaker asset classes over the period, generally trailing the equity returns of Asia and Europe. While returns were positive in an absolute sense, the equity market was clearly unsettled in the wake of the devastation wrought by Hurricane Katrina in the late summer of 2005. Concerns about energy prices and the potential softening of the U.S. housing market drove further caution and risk aversion among investors. The changeover in leadership at the Federal Reserve also troubled markets, especially as new Fed Chairman Ben Bernanke began his tenure with an aggressive anti-inflationary stance linked to a series of interest rate hikes. Continued bad news from Iraq, concerns about U.S. national debt, the U.S. dollar and the large current account deficit contributed to the cautious mood and helped precipitate a decline in the U.S. equity market in the final quarter of the Fund's fiscal year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund outperformed its benchmark by a significant margin over the period, largely as a result of stock selection. Stock selection was particularly strong in the materials sector, which benefited from record-high commodity prices and sustained global demand. Steel, mining and construction companies, including USG, Nucor and Phelps Dodge, were among the top-contributing holdings. The portfolio also benefited from strong stock selection in telecoms, services, health care and energy.

      The main sectors that underperformed in the portfolio were durables, technology and finance. A position in Allstate was not rewarded, and the portfolio also did not hold certain technology stocks that drove the benchmark index, such as Hewlett Packard.

      In terms of sector allocations, the portfolio's positions were the result of bottom-up stock selection. Overweightings in materials and telecoms stocks helped return, but these were offset by value lost from an overweighting in durables and an underweighting in consumer staples. Overall, sector weightings detracted a small amount of active return from the very strong, value-added stock selection.

                                                                       JULY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX PATHFINDER FUND


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS 1                           PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

                                              INCEPTION            INCEPTION
                                             TO 6/30/06              DATE
                                             ----------            ---------
      Class A Shares at NAV 2                  12.41%               7/29/05
      Class A Shares at POP 3                   5.94                7/29/05

      Class C Shares at NAV 2                  11.85                7/29/05
      Class C Shares with CDSC 4               10.85                7/29/05

      S&P 500(R) Index                          4.74                7/29/05

      Russell 1000(R) Value Index               8.95                7/29/05

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

 1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

 2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

 3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

 4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                        PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/29/05 (inception of the Fund) in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return on Class C shares includes applicable CDSC charges since inception. Performance assumes dividends and capital gains are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Phoenix Pathfinder     Phoenix Pathfinder      S&P 500(R)    Russell 1000(R)
                  Fund Class A           Fund Class C            Index         Value Index
07/29/2005       $ 9,425                 $10,000                 $10,000       $10,000
06/30/2006        10,594                  11,085                  10,474        10,895

For information regarding the indexes, see the glossary on page 3.

PHOENIX PATHFINDER FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Pathfinder Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of these examples are based on an investment of $1,000 invested at the beginning of the period date and held to and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second hypothetical example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the hypothetical example of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning            Ending         Expenses Paid
    Pathfinder Fund          Account Value       Account Value        During
        Class A            December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,108.90           $7.31
Hypothetical (5% return
   before expenses)             1,000.00            1,017.78            7.02

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE. FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 12.41%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,124.10.

                               Beginning            Ending         Expenses Paid
    Pathfinder Fund          Account Value       Account Value        During
       Class C             December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,106.90          $11.22
Hypothetical (5% return
   before expenses)             1,000.00            1,014.01           10.79

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE. FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 11.85%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,118.50.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX PATHFINDER FUND


--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  Financials                            34%
                  Energy                                17
                  Industrials                           11
                  Telecommunication Services             9
                  Consumer Discretionary                 8
                  Information Technology                 5
                  Materials                              4
                  Other                                 12

                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                                             SHARES           VALUE
                                                          -------------   --------------
DOMESTIC COMMON STOCKS--97.1%

AEROSPACE & DEFENSE--2.4%
Northrop Grumman Corp. ................................           1,300   $       83,278

AIRLINES--0.4%
Continental Airlines, Inc. Class B(b) .................             500           14,900

ASSET MANAGEMENT & CUSTODY BANKS--1.5%
Franklin Resources, Inc. ..............................             600           52,086

BIOTECHNOLOGY--0.2%
Gilead Sciences, Inc.(b) ..............................              62            3,668
ImClone Systems, Inc.(b) ..............................             100            3,864
                                                                          --------------
                                                                                   7,532
                                                                          --------------

BROADCASTING & CABLE TV--2.6%
DIRECTV Group, Inc. (The)(b) ..........................           5,500           90,750

COMPUTER STORAGE & PERIPHERALS--2.9%
Lexmark International, Inc. Class A(b) ................           1,800          100,494

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--5.0%
Cummins, Inc. .........................................             800           97,800
FreightCar America, Inc. ..............................             100            5,551
PACCAR, Inc. ..........................................             800           65,904
Terex Corp.(b) ........................................              47            4,639
                                                                          --------------
                                                                                 173,894
                                                                          --------------

CONSTRUCTION MATERIALS--0.7%
Eagle Materials, Inc. .................................             500           23,750

DEPARTMENT STORES--2.0%
Dillard's, Inc. Class A ...............................           2,200           70,070

DISTRIBUTORS--0.8%
Building Materials Holding Corp. ......................           1,000           27,870

DIVERSIFIED BANKS--0.6%
Wells Fargo & Co. .....................................             300           20,124

                                                             SHARES           VALUE
                                                          -------------   --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.1%
PHH Corp.(b) ..........................................             100   $        2,754

DIVERSIFIED METALS & MINING--2.5%
Phelps Dodge Corp. ....................................           1,080           88,733

ELECTRIC UTILITIES--2.5%
Edison International ..................................             100            3,900
FirstEnergy Corp. .....................................           1,547           83,863
                                                                          --------------
                                                                                  87,763
                                                                          --------------

HEALTH CARE DISTRIBUTORS--1.8%
AmerisourceBergen Corp. ...............................           1,500           62,880

HOME IMPROVEMENT RETAIL--1.3%
Home Depot, Inc. (The) ................................             100            3,579
Lowe's Cos., Inc. .....................................             447           27,119
Sherwin-Williams Co. (The) ............................             323           15,336
                                                                          --------------
                                                                                  46,034
                                                                          --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.4%
TXU Corp. .............................................             818           48,908

INTEGRATED OIL & GAS--15.3%
Chevron Corp. .........................................           1,170           72,610
ConocoPhillips ........................................           2,200          144,166
Exxon Mobil Corp. .....................................           3,560          218,406
Hess Corp. ............................................             600           31,710
Marathon Oil Corp. ....................................             800           66,640
                                                                          --------------
                                                                                 533,532
                                                                          --------------

INTEGRATED TELECOMMUNICATION SERVICES--9.4%
AT&T, Inc. ............................................           4,000          111,560
BellSouth Corp. .......................................           2,400           86,880
Qwest Communications International, Inc.(b) ...........          15,200          122,968
Talk America Holdings, Inc.(b) ........................             600            3,714
                                                                          --------------
                                                                                 325,122
                                                                          --------------


                        See Notes to Financial Statements                     17

PHOENIX PATHFINDER FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
INVESTMENT BANKING & BROKERAGE--6.9%
Bear Stearns Cos., Inc. (The) .........................             800   $      112,064
Morgan Stanley ........................................           2,000          126,420
                                                                          --------------
                                                                                 238,484
                                                                          --------------

LIFE & HEALTH INSURANCE--3.3%
Lincoln National Corp. ................................             200           11,288
MetLife, Inc. .........................................           1,572           80,502
Prudential Financial, Inc. ............................             200           15,540
Torchmark Corp. .......................................             125            7,590
                                                                          --------------
                                                                                 114,920
                                                                          --------------

MULTI-LINE INSURANCE--5.7%
Assurant, Inc. ........................................           1,800           87,120
Genworth Financial, Inc. Class A ......................             100            3,484
Hartford Financial Services Group, Inc. (The) .........           1,254          106,089
                                                                          --------------
                                                                                 196,693
                                                                          --------------

OIL & GAS DRILLING--0.8%
Patterson-UTI Energy, Inc. ............................           1,000           28,310

OIL & GAS REFINING & MARKETING--1.1%
Valero Energy Corp. ...................................             569           37,850

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Bank of America Corp. .................................           2,657          127,802

PACKAGED FOODS & MEATS--0.1%
Gold Kist, Inc.(b) ....................................             163            2,179

PHARMACEUTICALS--1.0%
Alpharma, Inc. Class A ................................             800           19,232
King Pharmaceuticals, Inc.(b) .........................             900           15,300
                                                                          --------------
                                                                                  34,532
                                                                          --------------

PROPERTY & CASUALTY INSURANCE--8.6%
Allstate Corp. (The) ..................................             400           21,892
Berkley (W.R.) Corp. ..................................             100            3,413
Chubb Corp. (The) .....................................           2,200          109,780
CNA Financial Corp.(b) ................................           1,500           49,440
First American Corp. ..................................             200            8,454
Progressive Corp. (The) ...............................              68            1,748
St. Paul Travelers Cos., Inc. (The) ...................           2,300          102,534
                                                                          --------------
                                                                                 297,261
                                                                          --------------

RAILROADS--2.8%
CSX Corp. .............................................           1,400           98,616

REGIONAL BANKS--4.0%
PNC Financial Services Group, Inc. (The) ..............           1,200           84,204
SunTrust Banks, Inc. ..................................             700           53,382
                                                                          --------------
                                                                                 137,586
                                                                          --------------

                                                             SHARES           VALUE
                                                          -------------   --------------
SEMICONDUCTORS--1.7%
Texas Instruments, Inc. ...............................           2,000   $       60,580

SPECIALIZED CONSUMER SERVICES--0.9%
Jackson Hewitt Tax Service, Inc. ......................           1,000           31,350

STEEL--1.1%
Nucor Corp. ...........................................              45            2,441
Reliance Steel & Aluminum Co. .........................             200           16,590
United States Steel Corp. .............................             300           21,036
                                                                          --------------
                                                                                  40,067
                                                                          --------------
TOBACCO--2.0%
Reynolds American, Inc. ...............................             600           69,180
----------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $3,121,973)                                                   3,375,884
----------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $3,121,973)                                                   3,375,884
----------------------------------------------------------------------------------------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                          -------------
SHORT-TERM INVESTMENTS--3.2%

COMMERCIAL PAPER(c)--3.2%
Merrill Lynch & Co., Inc. 5.32%, 7/3/06 ...............   $         110          109,967
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $109,967)                                                       109,967
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $3,231,940)                                                   3,485,851(a)

Other assets and liabilities, net--(0.3)%                                        (10,613)
                                                                          --------------
NET ASSETS--100.0%                                                        $    3,475,238
                                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $283,078 and gross depreciation of $29,167 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $3,231,940.

(b) Non-income producing.

(c) The rate shown is the discount rate.


18                      See Notes to Financial Statements

PHOENIX PATHFINDER FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

ASSETS
Investment securities at value
    (Identified cost $3,231,940)                               $    3,485,851
Cash                                                                      965
Receivables
    Dividends                                                           3,242
    Receivable from adviser                                             2,864
Prepaid expenses                                                        8,776
                                                               --------------
       Total assets                                                 3,501,698
                                                               --------------

LIABILITIES
Payables
    Professional fee                                                   18,341
    Transfer agent fee                                                  5,981
    Financial agent fee                                                   709
    Distribution and service fees                                         782
    Trustees' fee                                                          27
    Other accrued expenses                                                620
                                                               --------------
       Total liabilities                                               26,460
                                                               --------------
NET ASSETS                                                     $    3,475,238
                                                               ==============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $    3,143,153
Undistributed net investment income                                     8,244
Accumulated net realized gain                                          69,930
Net unrealized appreciation                                           253,911
                                                               --------------
NET ASSETS                                                     $    3,475,238
                                                               ==============

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $3,291,934)                   293,846
Net asset value per share                                              $11.20
Offering price per share $11.20/(1-5.75%)                              $11.88

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $183,304)                      16,395
Net asset value and offering price per share                           $11.18

                             STATEMENT OF OPERATIONS
                         FROM INCEPTION JULY 29, 2005 TO
                                  JUNE 30, 2006

INVESTMENT INCOME
Dividends                                                      $       49,073
Interest                                                                1,858
                                                               --------------
       Total investment income                                         50,931
                                                               --------------

EXPENSES
Investment advisory fee                                                19,190
Service fees, Class A                                                   5,700
Distribution and service fees, Class C                                  1,189
Financial agent fee                                                    28,233
Transfer agent                                                         34,415
Registration                                                           28,062
Professional                                                           24,093
Trustees                                                               22,864
Custodian                                                               4,328
Printing                                                                3,535
Miscellaneous                                                           9,190
                                                               --------------
       Total expenses                                                 180,799
Less expenses reimbursed by investment adviser                       (145,079)
Custodian fees paid indirectly                                         (1,245)
                                                               --------------
       Net expenses                                                    34,475
                                                               --------------
NET INVESTMENT INCOME (LOSS)                                           16,456
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                69,930
Net change in unrealized appreciation (depreciation)
    on investments                                                    253,911
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS                                        323,841
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $      340,297
                                                               ==============


                        See Notes to Financial Statements                     19

PHOENIX PATHFINDER FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            From Inception
                                                                           July 29, 2005 to
                                                                             June 30, 2006
                                                                           ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      16,456
    Net realized gain (loss)                                                        69,930
    Net change in unrealized appreciation (depreciation)                           253,911
                                                                             -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    340,297
                                                                             -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                                  (8,152)
    Net investment income, Class C                                                     (60)
                                                                             -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (8,212)
                                                                             -------------
FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares (293,055 shares)                               2,966,358
    Net asset value of shares issued from reinvestment of
      distributions (797 shares)                                                     8,152
    Cost of shares repurchased (6 shares)                                              (66)
                                                                             -------------
Total                                                                            2,974,444
                                                                             -------------
CLASS C
    Proceeds from sales of shares (16,395 shares)                                  168,719
    Net asset value of shares issued from reinvestment of
      distributions (6 shares)                                                          60
    Cost of shares repurchased (6 shares)                                              (70)
                                                                             -------------
Total                                                                              168,709
                                                                             -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                    3,143,153
                                                                             -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                        3,475,238

NET ASSETS
    Beginning of period                                                                 --
                                                                             -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $8,244)  $   3,475,238
                                                                             =============


20                      See Notes to Financial Statements

PHOENIX PATHFINDER FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                                                 -----------------
                                                                  FROM INCEPTION
                                                                 JULY 29, 2005 TO
                                                                   JUNE 30, 2006
                                                                 -----------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                     0.07
    Net realized and unrealized gain (loss)                             1.17
                                                                  ----------
       TOTAL FROM INVESTMENT OPERATIONS                                 1.24
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                               (0.04)
                                                                  ----------
       TOTAL DISTRIBUTIONS                                             (0.04)
                                                                  ----------
Change in net asset value                                               1.20
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    11.20
                                                                  ==========
Total return(1)                                                        12.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $    3,292
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              1.40%(3)(6)
    Gross operating expenses                                            7.45%(3)
    Net investment income (loss)                                        0.72%(3)
Portfolio turnover                                                       136%(4)

                                                                      CLASS C
                                                                 -----------------
                                                                  FROM INCEPTION
                                                                 JULY 29, 2005 TO
                                                                   JUNE 30, 2006
                                                                 -----------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                       --(5)
    Net realized and unrealized gain (loss)                             1.19
                                                                  ----------
    TOTAL FROM INVESTMENT OPERATIONS                                    1.19
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                               (0.01)
                                                                  ----------
       TOTAL DISTRIBUTIONS                                             (0.01)
                                                                  ----------
Change in net asset value                                               1.18
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    11.18
                                                                  ==========
Total return(1)                                                        11.85 %(4)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)                         $      183
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              2.15 %(3)(6)
    Gross operating expenses                                            8.19 %(3)
    Net investment income (loss)                                       (0.05)%(3)
Portfolio turnover                                                       136 %(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

(5) Amount is less than $0.01.

(6) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.05% lower than the ratio shown in the table.


                        See Notes to Financial Statements                     21

PHOENIX RELATIVE VALUE FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GREG W. GOLDEN, CFA AND JEFF C. MOSER, CFA

Q: HOW DID THE PHOENIX RELATIVE VALUE FUND PERFORM FOR ITS FISCAL YEAR ENDED JUNE 30, 2006?

A: As the Fund's inception date was July 29, 2005, it did not achieve a full year of performance as of June 30, 2006. However, for the period of July 29, 2005 through June 30, 2006, the Fund's Class A shares returned 1.70%, and Class C shares returned 1.00%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.74%. All figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND CURRENT RESULTS AND PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The economy and corporate earnings showed steady growth through the year. However, these positive fundamentals had to compete against an uncertain geopolitical climate, higher energy prices, and the Federal Reserve's decisions to raise rates to protect against inflation. While returns from the broad equity market were positive for the period, there were definitely differences within the various sectors that comprise the U.S. marketplace. Sectors considered more `value and defensive,' such as materials, industrials, energy and financials, delivered the highest returns. Growth related sectors, such as technology and health care, did not perform as well.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Within the Fund, we increased our exposure to certain technology companies we feel represent good value with improving earnings potential. However, since returns for the technology group lagged the overall market, our increased exposure hurt overall performance. Conversely, our lower exposure to energy, one of the best performing groups during the period, which was not as high as the overall market, detracted from performance.

      Several of the better performing securities during the period came from the industrials sector. Cooper Industries, United Technologies, and Eaton Corp. each showed strong gains as investors remained upbeat on "heavy cyclicals." On the other hand, technology holdings National Semiconductor and Intel were among the worst performers as investors favored current growth over projected growth.

                                                                       JULY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX RELATIVE VALUE FUND


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS 1                           PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

                                             INCEPTION             INCEPTION
                                             TO 6/30/06              DATE
                                             ----------            ---------
      Class A Shares at NAV 2                   1.70%               7/29/05
      Class A Shares at POP 3                  (4.15)               7/29/05

      Class C Shares at NAV 2                   1.00                7/29/05
      Class C Shares with CDSC 4                0.00                7/29/05

      S&P 500(R) Index                          4.74                7/29/05

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

 1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

 2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

 3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

 4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                        PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/29/05 (inception of the Fund) in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return on Class C shares includes applicable CDSC charges since inception. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               Phoenix Relative Value Fund Class A    Phoenix Relative Value Fund Class C    S&P 500(R) Index
07/29/2005     $9,425                                 $10,000                                $10,000
06/30/2006      9,585                                  10,000                                 10,474

For information regarding the indexes, see the glossary on page 3.

PHOENIX RELATIVE VALUE FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Relative Value Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of these examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second hypothetical example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the hypothetical example of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning            Ending         Expenses Paid
  Relative Value Fund        Account Value       Account Value        During
        Class A            December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,010.90           $6.98
Hypothetical (5% return
   before expenses)             1,000.00            1,017.77            7.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 1.70%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,017.00.

                               Beginning            Ending         Expenses Paid
  Relative Value Fund        Account Value       Account Value        During
        Class C            December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,006.00          $10.70
Hypothetical (5% return
   before expenses)             1,000.00            1,014.00           10.80

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 1.00%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,010.00.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX RELATIVE VALUE FUND


--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  Financials                            25%
                  Information Technology                18
                  Industrials                           13
                  Energy                                10
                  Health Care                           10
                  Consumer Discretionary                10
                  Consumer Staples                       6
                  Other                                  8

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

                                                             SHARES           VALUE
                                                          -------------   --------------
DOMESTIC COMMON STOCKS--95.1%

AEROSPACE & DEFENSE--2.2%
United Technologies Corp. .............................             840   $       53,273

AIR FREIGHT & LOGISTICS--2.2%
FedEx Corp. ...........................................             450           52,587

ASSET MANAGEMENT & CUSTODY BANKS--3.9%
Mellon Financial Corp. ................................           1,320           45,448
Northern Trust Corp. ..................................             850           47,005
                                                                          --------------
                                                                                  92,453
                                                                          --------------
COMMUNICATIONS EQUIPMENT--1.8%
Motorola, Inc. ........................................           2,190           44,128

COMPUTER HARDWARE--4.0%
Hewlett-Packard Co. ...................................           1,570           49,738
International Business Machines Corp. .................             600           46,092
                                                                          --------------
                                                                                  95,830
                                                                          --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.8%
Computer Sciences Corp.(b) ............................             870           42,143

DEPARTMENT STORES--1.9%
Nordstrom, Inc. .......................................           1,230           44,895

DIVERSIFIED BANKS--1.8%
Comerica, Inc. ........................................             830           43,152

ELECTRICAL COMPONENTS & EQUIPMENT--2.1%
Cooper Industries Ltd. Class A ........................             540           50,177

FOOTWEAR--1.9%
Nike, Inc. Class B ....................................             560           45,360

HEALTH CARE EQUIPMENT--2.0%
Becton, Dickinson & Co. ...............................             800           48,904

HOUSEHOLD APPLIANCES--1.9%
Black & Decker Corp. (The) ............................             550           46,453

                                                             SHARES           VALUE
                                                          -------------   --------------
HOUSEHOLD PRODUCTS--4.0%
Clorox Co. (The) ......................................             750   $       45,727
Procter & Gamble Co. (The) ............................             880           48,928
                                                                          --------------
                                                                                  94,655
                                                                          --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--2.0%
AES Corp. (The)(b) ....................................           2,590           47,785

INDUSTRIAL CONGLOMERATES--2.0%
3M Co. ................................................             580           46,847

INDUSTRIAL GASES--2.0%
Praxair, Inc. .........................................             890           48,060

INDUSTRIAL MACHINERY--4.3%
Eaton Corp. ...........................................             740           55,796
Illinois Tool Works, Inc. .............................           1,000           47,500
                                                                          --------------
                                                                                 103,296
                                                                          --------------
INSURANCE BROKERS--1.9%
AON Corp. .............................................           1,330           46,311

INTEGRATED OIL & GAS--6.2%
ConocoPhillips ........................................             730           47,837
Exxon Mobil Corp. .....................................             780           47,853
Occidental Petroleum Corp. ............................             510           52,300
                                                                          --------------
                                                                                 147,990
                                                                          --------------
INVESTMENT BANKING & BROKERAGE--5.8%
Goldman Sachs Group, Inc. (The) .......................             330           49,642
Lehman Brothers Holdings, Inc. ........................             640           41,696
Merrill Lynch & Co., Inc. .............................             670           46,605
                                                                          --------------
                                                                                 137,943
                                                                          --------------
LIFE & HEALTH INSURANCE--3.8%
Lincoln National Corp. ................................             840           47,409
MetLife, Inc. .........................................             870           44,553
                                                                          --------------
                                                                                  91,962
                                                                          --------------


                        See Notes to Financial Statements                     25

PHOENIX RELATIVE VALUE FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
MANAGED HEALTH CARE--4.0%
Aetna, Inc. ...........................................           1,170   $       46,718
UnitedHealth Group, Inc. ..............................           1,070           47,915
                                                                          --------------
                                                                                  94,633
                                                                          --------------
MOTORCYCLE MANUFACTURERS--2.2%
Harley-Davidson, Inc. .................................             950           52,145

OIL & GAS EQUIPMENT & SERVICES--4.0%
BJ Services Co. .......................................           1,320           49,183
Tidewater, Inc. .......................................             925           45,510
                                                                          --------------
                                                                                  94,693
                                                                          --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.0%
Bank of America Corp. .................................             990           47,619
JPMorgan Chase & Co. ..................................           1,150           48,300
                                                                          --------------
                                                                                  95,919
                                                                          --------------
PACKAGED FOODS & MEATS--1.9%
Kellogg Co. ...........................................             940           45,524

PHARMACEUTICALS--4.0%
Johnson & Johnson .....................................             830           49,734
Wyeth .................................................           1,040           46,186
                                                                          --------------
                                                                                  95,920
                                                                          --------------
PROPERTY & CASUALTY INSURANCE--2.2%
Allstate Corp. (The) ..................................             950           51,993

SEMICONDUCTORS--5.5%
Intel Corp. ...........................................           2,510           47,564
National Semiconductor Corp. ..........................           1,650           39,353
Texas Instruments, Inc. ...............................           1,440           43,618
                                                                          --------------
                                                                                 130,535
                                                                          --------------
SPECIALTY STORES--2.0%
Office Depot, Inc.(b) .................................           1,270           48,260

STEEL--1.9%
Nucor Corp. ...........................................             840           45,570

SYSTEMS SOFTWARE--2.0%
Microsoft Corp. .......................................           2,100           48,930

WIRELESS TELECOMMUNICATION SERVICES--1.9%
Sprint Nextel Corp. ...................................           2,232           44,618
----------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $2,213,038)                                                   2,272,944
----------------------------------------------------------------------------------------

                                                             SHARES           VALUE
                                                          -------------   --------------
FOREIGN COMMON STOCKS(c)--4.2%

APPLICATION SOFTWARE--2.4%
Amdocs Ltd. (United States)(b) ........................           1,550   $       56,730

PROPERTY & CASUALTY INSURANCE--1.8%
ACE Ltd. (United States) ..............................             850           43,001
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $85,081)                                                         99,731
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $2,298,119)                                                   2,372,675(a)

Other assets and liabilities, net--0.7%                                           17,351
                                                                          --------------
NET ASSETS--100.0%                                                        $    2,390,026
                                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $154,263 and gross depreciation of $80,152 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $2,298,564.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.


26                      See Notes to Financial Statements

PHOENIX RELATIVE VALUE FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

ASSETS
Investment securities at value
    (Identified cost $2,298,119)                               $    2,372,675
Cash                                                                   35,534
Receivables
    Investment securities sold                                         86,733
    Dividends                                                           3,047
    Receivable from adviser                                             2,394
Prepaid expenses                                                        9,059
                                                               --------------
       Total assets                                                 2,509,442
                                                               --------------

LIABILITIES
Payables
    Investment securities purchased                                    93,637
    Professional fee                                                   18,340
    Transfer agent fee                                                  6,041
    Financial agent fee                                                   667
    Distribution and service fees                                         647
    Trustees' fee                                                          19
    Other accrued expenses                                                 65
                                                               --------------
       Total liabilities                                              119,416
                                                               --------------
NET ASSETS                                                     $    2,390,026
                                                               ==============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $    2,354,097
Undistributed net investment income                                        64
Accumulated net realized loss                                         (38,691)
Net unrealized appreciation                                            74,556
                                                               --------------
NET ASSETS                                                     $    2,390,026
                                                               ==============

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,124,045)                   209,098
Net asset value per share                                              $10.16
Offering price per share $10.16/(1-5.75%)                              $10.78

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $265,981)                      26,334
Net asset value and offering price per share                           $10.10

                             STATEMENT OF OPERATIONS
                         FROM INCEPTION JULY 29, 2005 TO
                                  JUNE 30, 2006

INVESTMENT INCOME
Dividends                                                      $       32,783
Interest                                                                  587
                                                               --------------
       Total investment income                                         33,370
                                                               --------------

EXPENSES
Investment advisory fee                                                16,890
Service fees, Class A                                                   4,707
Distribution and service fees, Class C                                  2,284
Financial agent fee                                                    28,063
Transfer agent                                                         34,551
Registration                                                           27,859
Professional                                                           24,091
Trustees                                                               22,855
Printing                                                                3,458
Custodian                                                               3,183
Miscellaneous                                                           8,383
                                                               --------------
       Total expenses                                                 176,324
Less expenses reimbursed by investment adviser                       (144,421)
Custodian fees paid indirectly                                           (631)
                                                               --------------
       Net expenses                                                    31,272
                                                               --------------
NET INVESTMENT INCOME (LOSS)                                            2,098
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               (38,691)
Net change in unrealized appreciation (depreciation)
    on investments                                                     74,556
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS                                         35,865
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $       37,963
                                                               ==============


                        See Notes to Financial Statements                     27

PHOENIX RELATIVE VALUE FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         From Inception
                                                                                        July 29, 2005 to
                                                                                          June 30, 2006
                                                                                        ----------------
FROM OPERATIONS
    Net investment income (loss)                                                          $      2,098
    Net realized gain (loss)                                                                   (38,691)
    Net change in unrealized appreciation (depreciation)                                        74,556
                                                                                          ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 37,963
                                                                                          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                                              (2,034)
    Net investment income, Class C                                                                  --
                                                                                          ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (2,034)
                                                                                          ------------
FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares (211,254 shares)                                           2,113,113
    Net asset value of shares issued from reinvestment of distributions (196 shares)             1,990
    Cost of shares repurchased (2,352 shares)                                                  (23,823)
                                                                                          ------------
TOTAL                                                                                        2,091,280
                                                                                          ------------
CLASS C
    Proceeds from sales of shares (32,774 shares)                                              327,444
    Net asset value of shares issued from reinvestment of distributions (0 shares)                  --
    Cost of shares repurchased (6,440 shares)                                                  (64,627)
                                                                                          ------------
Total                                                                                          262,817
                                                                                          ------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                2,354,097
                                                                                          ------------
    NET INCREASE (DECREASE) IN NET ASSETS                                                    2,390,026

NET ASSETS
    Beginning of period                                                                             --
                                                                                          ------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $64)                  $  2,390,026
                                                                                          ============


28                      See Notes to Financial Statements

PHOENIX RELATIVE VALUE FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                                             ----------------
                                                              FROM INCEPTION
                                                             JULY 29, 2005 TO
                                                               JUNE 30, 2006
                                                             ----------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                     0.02
    Net realized and unrealized gain (loss)                             0.15
                                                                  ----------
       TOTAL FROM INVESTMENT OPERATIONS                                 0.17
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                               (0.01)
                                                                  ----------
       TOTAL DISTRIBUTIONS                                             (0.01)
                                                                  ----------
Change in net asset value                                               0.16
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    10.16
                                                                  ==========
Total return(1)                                                         1.70%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $    2,124
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              1.40%(3)(5)
    Gross operating expenses                                            8.25%(3)
    Net investment income (loss)                                        0.18%(3)
Portfolio turnover                                                        34%(4)

                                                                  CLASS C
                                                             ---------------
                                                              FROM INCEPTION
                                                             JULY 29, 2005 TO
                                                               JUNE 30, 2006
                                                             ---------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                    (0.05)
    Net realized and unrealized gain (loss)                             0.15
                                                                  ----------
    TOTAL FROM INVESTMENT OPERATIONS                                    0.10
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                                  --
                                                                  ----------
       TOTAL DISTRIBUTIONS                                                --
                                                                  ----------
Change in net asset value                                               0.10
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    10.10
                                                                  ==========
Total return(1)                                                         1.00 %(4)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)                         $      266
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              2.15 %(3)(5)
    Gross operating expenses                                            8.92 %(3)
    Net investment income (loss)                                       (0.59)%(3)
Portfolio turnover                                                        34 %(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

(5) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.03% lower than the ratio shown in the table.


                        See Notes to Financial Statements                     29

PHOENIX TOTAL VALUE FUND


THE FOLLOWING COMMENTARY PROVIDES THE VIEWS OF THE FUND'S THREE SUBADVISERS, ACADIAN, GOLDEN AND HARRIS, ON THE PERFORMANCE OF THE MARKET AND THE THIRD OF THE PORTFOLIO EACH MANAGES.

Q: HOW DID THE PHOENIX TOTAL VALUE FUND PERFORM FOR ITS FISCAL YEAR ENDED JUNE 30, 2006?

A: As the Fund's inception date was July 29, 2005, it did not achieve a full year of performance as of June 30, 2006. However, for the period of July 29, 2005 through June 30, 2006, the Fund's Class A shares returned 8.60%, and Class C shares returned 7.90%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.74%, and the Russell 1000(R) Value Index, the Fund's style-specific benchmark, returned 8.95%. All figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND CURRENT RESULTS AND PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: ACADIAN, HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The U.S. stock market was one of the world's weaker asset classes over the period, generally trailing the equity returns of Asia and Europe. While returns were positive in an absolute sense, the equity market was clearly unsettled in the wake of the devastation wrought by Hurricane Katrina in the late summer of 2005. Concerns about energy prices and the potential softening of the U.S. housing market drove further caution and risk aversion among investors. The changeover in leadership at the Federal Reserve also troubled markets, especially as new Fed Chairman Ben Bernanke began his tenure with an aggressive anti-inflationary stance linked to a series of interest rate hikes. Continued bad news from Iraq, concerns about U.S. national debt, the U.S. dollar and the large current account deficit contributed to the cautious mood and helped precipitate a decline in the U.S. equity market in the final quarter of the Fund's fiscal year.

Q: GOLDEN, WHAT IS YOUR VIEW OF EQUITY MARKET PERFORMANCE FOR THE REPORTING PERIOD?

A: The economy and corporate earnings showed steady growth through the year. However, these positive fundamentals had to compete against an uncertain geopolitical climate, higher energy prices, and the Federal Reserve's decisions to raise rates to protect against inflation. While returns from the broad equity market were positive for the period, there were definitely differences within the various sectors that comprise the U.S. marketplace. Sectors considered more `value and defensive,' such as materials, industrials, energy and financials, delivered the highest returns. Growth related sectors, such as technology and health care, did not perform as well.

Q: HARRIS, HOW DO YOU ASSESS PERFORMANCE OF THE EQUITY MARKETS FOR THE FISCAL YEAR?

A: During the Fund's fiscal year, the markets absorbed higher interest rates, a disagreeable mixture of hurricanes, energy price increases and a flattening yield curve. Overall, the markets, as measured by the Russell 1000 Value benchmark, did manage to generate positive returns for the period due to corporate profits and a resilient U.S. consumer.

      However, confusion about the economic outlook for the U.S. remained as investors coped with concerns about a global economic slowdown and continued central bank tightening around the world. In addition, geopolitical tensions in the Middle East, growing consumption by emerging market economies and increased speculative buying of commodities sent commodity prices soaring to near-term record levels during the latter part of the period only to weaken as the period closed. The U.S. Federal Reserve continued to raise interest rates (17 consecutive rate hikes) as concerns over inflation continued. Signs that interest rate hikes are having an impact began to emerge and the economy showed signs of fatigue as the booming housing market softened and higher energy costs reduced consumer spending.

      Business investments picked up, in aggregate, making up for some of the slack from a retrenching consumer. Corporate operating earnings, as measured by the S&P 500 Index, averaged in the mid-teens for the period, in aggregate, modestly beating expectations. Even with positive economic growth and inflation under control, many companies were challenged to bring these favorable conditions to their bottom lines, except for the energy sector which experienced outsized growth. Overall, the U.S. and global economic growth remained firmly in positive territory for the year.

Q: ACADIAN, WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE FUND'S FISCAL
YEAR?

A: The Fund outperformed the benchmark S&P 500 Index by a significant margin over the period, largely as a result of stock selection. In the portion of the portfolio we manage, stock selection was particularly strong in the materials sector, which benefited from record-high commodity prices and sustained global demand. Steel, mining and construction companies, including USG, Nucor and Phelps Dodge, were among the top-contributing holdings. The portfolio also benefited from strong stock selection in telecoms, services, capital equipment, utilities and energy.

      The main sectors that underperformed in the portfolio were durables, technology and finance. A position in Allstate was not rewarded, and the portfolio also did not hold certain technology stocks that drove the benchmark index, such as Hewlett Packard.

      In terms of sector allocations, the portfolio's positions were the result of bottom-up stock selection. Overweightings in materials and telecoms stocks helped return, but these were offset by value lost from the overweighting in energy. Overall, sector weightings detracted a small amount of active return from the very strong, value-added stock selection.

Q: GOLDEN, WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE FUND'S FISCAL YEAR?

A: In our portion of the portfolio, we increased our exposure to certain technology companies we felt represented good value with improving earnings potential. However, since returns for the technology group lagged the overall market, the increased exposure hurt overall performance. Conversely, our lower exposure to energy, one of the best performing groups during the period, which was not as high as the overall market, detracted from performance.

      Several of the better performing securities during the period came from the industrials sector. Cooper Industries, United Technologies, and Eaton Corp. each showed strong gains as investors remained upbeat on "heavy cyclicals." On the other hand, technology holdings National Semiconductor and Intel were among the worst performers as investors favored current growth over projected growth.

Q: HARRIS, WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE FUND'S FISCAL YEAR?

A: After generating promising performance during the period, equity performance weakened as the period ended, and value style benchmarks continued to outperform growth style benchmarks. The portfolio's performance can be attributed to a combination of strong individual stock selection and, to a lesser extent, sector allocation, which modestly detracted from results.

      Sectors that added the most to our performance were energy, materials, utilities, consumer staples and financials. Stocks that contributed the most to performance were Marathon Oil, W.R. Berkley, Valero Energy, Western Digital and Hewlett Packard.

      Sectors that detracted the most from our performance were health care, telecommunications and industrials. Stocks that detracted from performance included Sprint Nextel, Moody's, Cendant, NiSource and ServiceMaster.

                                                                       JULY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX TOTAL VALUE FUND

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS 1                           PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

                                              INCEPTION            INCEPTION
                                              TO 6/30/06             DATE
                                              ----------           ---------
      Class A Shares at NAV 2                    8.60%              7/29/05
      Class A Shares at POP 3                    2.36               7/29/05

      Class C Shares at NAV 2                    7.90               7/29/05
      Class C Shares with CDSC 4                 6.90               7/29/05

      S&P 500(R) Index                           4.74               7/29/05

      Russell 1000(R) Value Index                8.95               7/29/05

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

 1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

 2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

 3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

 4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                        PERIOD ENDING 6/30/06
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/29/05 (inception of the Fund) in Class A shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return on Class C shares includes applicable CDSC charges since inception. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                Phoenix Total Value    Phoenix Total Value     Russell 1000(R)   S&P 500(R) Index
                Fund Class A           Fund Class C            Value Index       Index
07/29/2005       $9,425                $10,000                 $10,000           $10,000
06/30/2006       10,236                 10,690                  10,895            10,474

For information regarding the indexes, see the glossary on page 3.

PHOENIX TOTAL VALUE FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Total Value Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of these examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second hypothetical example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the hypothetical example of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               Beginning            Ending         Expenses Paid
   Total Value Fund          Account Value       Account Value        During
        Class A            December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,053.50           $7.12
Hypothetical (5% return
   before expenses)             1,000.00            1,017.78            7.02

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 8.60%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005, WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,086.00.

                               Beginning            Ending         Expenses Paid
   Total Value Fund          Account Value       Account Value        During
        Class C            December 31, 2005     June 30, 2006        Period*
-----------------------    -----------------     -------------     -------------
Actual                         $1,000.00           $1,049.60          $10.92
Hypothetical (5% return
   before expenses)             1,000.00            1,014.01           10.79

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 7.90%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005, WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,079.00.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX TOTAL VALUE FUND


--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  Financials                            33%
                  Energy                                15
                  Industrials                           10
                  Information Technology                10
                  Consumer Discretionary                 7
                  Health Care                            6
                  Materials                              5
                  Other                                 14

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

                                                             SHARES           VALUE
                                                          -------------   --------------
DOMESTIC COMMON STOCKS--96.4%

AEROSPACE & DEFENSE--1.2%
General Dynamics Corp. ................................             600   $       39,276
Northrop Grumman Corp. ................................           1,414           90,581
United Technologies Corp. .............................           3,090          195,968
                                                                          --------------
                                                                                 325,825
                                                                          --------------

AGRICULTURAL PRODUCTS--0.2%
Archer-Daniels-Midland Co. ............................           1,300           53,664

AIR FREIGHT & LOGISTICS--0.7%
FedEx Corp. ...........................................           1,760          205,674

ASSET MANAGEMENT & CUSTODY BANKS--2.2%
Franklin Resources, Inc. ..............................           1,100           95,491
Mellon Financial Corp. ................................           5,080          174,904
Northern Trust Corp. ..................................           6,130          338,989
                                                                          --------------
                                                                                 609,384
                                                                          --------------

AUTOMOTIVE RETAIL--0.2%
AutoNation, Inc.(b) ...................................           2,800           60,032

BIOTECHNOLOGY--0.1%
Amgen, Inc.(b) ........................................             400           26,092

BROADCASTING & CABLE TV--1.0%
CBS Corp. Class B .....................................           1,500           40,575
DIRECTV Group, Inc. (The)(b) ..........................          15,100          249,150
                                                                          --------------
                                                                                 289,725
                                                                          --------------

COAL & CONSUMABLE FUELS--0.2%
Peabody Energy Corp. ..................................           1,200           66,900

COMMODITY CHEMICALS--0.3%
Celanese Corp. Series A ...............................           4,500           91,890

COMMUNICATIONS EQUIPMENT--0.6%
Motorola, Inc. ........................................           8,230          165,834

                                                             SHARES           VALUE
                                                          -------------   --------------
COMPUTER HARDWARE--2.3%
Hewlett-Packard Co. ...................................          15,090   $      478,051
International Business Machines Corp. .................           2,180          167,468
                                                                          --------------
                                                                                 645,519
                                                                          --------------

COMPUTER STORAGE & PERIPHERALS--1.2%
Komag, Inc.(b) ........................................           1,100           50,798
Lexmark International, Inc. Class A(b) ................           5,300          295,899
                                                                          --------------
                                                                                 346,697
                                                                          --------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--2.0%
Cummins, Inc. .........................................           2,700          330,075
FreightCar America, Inc. ..............................             900           49,959
PACCAR, Inc. ..........................................           1,100           90,618
Terex Corp.(b) ........................................           1,100          108,570
                                                                          --------------
                                                                                 579,222
                                                                          --------------

CONSTRUCTION MATERIALS--0.1%
Eagle Materials, Inc. .................................             500           23,750

CONSUMER FINANCE--0.5%
Capital One Financial Corp. ...........................           1,600          136,720

DATA PROCESSING & OUTSOURCED SERVICES--0.9%
Computer Sciences Corp.(b) ............................           5,450          263,998

DEPARTMENT STORES--0.9%
Dillard's, Inc. Class A ...............................           2,900           92,365
Nordstrom, Inc. .......................................           4,600          167,900
                                                                          --------------
                                                                                 260,265
                                                                          --------------

DIVERSIFIED BANKS--2.6%
Comerica, Inc. ........................................           2,830          147,132
U.S. Bancorp ..........................................           9,900          305,712
Wachovia Corp. ........................................           5,000          270,400
                                                                          --------------
                                                                                 723,244
                                                                          --------------


                        See Notes to Financial Statements                     35

PHOENIX TOTAL VALUE FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
Dun & Bradstreet Corp.(b) .............................             850   $       59,228
PHH Corp.(b) ..........................................             709           19,526
                                                                          --------------
                                                                                  78,754
                                                                          --------------

DIVERSIFIED METALS & MINING--1.7%
Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia) ...................................           1,400           77,574

Phelps Dodge Corp. ....................................           5,012          411,786
                                                                          --------------
                                                                                 489,360
                                                                          --------------

ELECTRIC UTILITIES--0.8%
FirstEnergy Corp. .....................................           4,000          216,840

ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
Cooper Industries Ltd. Class A ........................           2,100          195,132

ELECTRONIC MANUFACTURING SERVICES--0.3%
Jabil Circuit, Inc. ...................................           3,100           79,360

ENVIRONMENTAL & FACILITIES SERVICES--1.0%
Republic Services, Inc. ...............................           6,850          276,329

FOOD RETAIL--0.2%
Safeway, Inc. .........................................           2,100           54,600

FOOTWEAR--0.6%
Nike, Inc. Class B ....................................           2,080          168,480

GAS UTILITIES--0.4%
ONEOK, Inc. ...........................................           3,200          108,928

HEALTH CARE DISTRIBUTORS--0.7%
AmerisourceBergen Corp. ...............................           4,800          201,216

HEALTH CARE EQUIPMENT--0.6%
Becton, Dickinson & Co. ...............................           2,730          166,885

HEALTH CARE SERVICES--0.2%
Caremark Rx, Inc. .....................................           1,050           52,363

HOME IMPROVEMENT RETAIL--0.2%
Sherwin-Williams Co. (The) ............................           1,200           56,976

HOUSEHOLD APPLIANCES--0.6%
Black & Decker Corp. (The) ............................           2,010          169,765

HOUSEHOLD PRODUCTS--1.6%
Clorox Co. (The) ......................................           2,880          175,594
Colgate-Palmolive Co. .................................           1,900          113,810
Procter & Gamble Co. (The) ............................           2,930          162,908
                                                                          --------------
                                                                                 452,312
                                                                          --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.9%
AES Corp. (The)(b) ....................................           9,580          176,751
Mirant Corp.(b) .......................................           5,000          134,000
TXU Corp. .............................................           3,900          233,181
                                                                          --------------
                                                                                 543,932
                                                                          --------------

                                                             SHARES           VALUE
                                                          -------------   --------------
INDUSTRIAL CONGLOMERATES--1.2%
3M Co. ................................................           2,410   $      194,656
General Electric Co. ..................................           4,150          136,784
                                                                          --------------
                                                                                 331,440
                                                                          --------------

INDUSTRIAL GASES--0.7%
Praxair, Inc. .........................................           3,410          184,140

INDUSTRIAL MACHINERY--1.8%
Eaton Corp. ...........................................           2,640          199,056
Illinois Tool Works, Inc. .............................           3,600          171,000
Parker-Hannifin Corp. .................................           1,900          147,440
                                                                          --------------
                                                                                 517,496
                                                                          --------------

INSURANCE BROKERS--0.6%
AON Corp. .............................................           4,700          163,654

INTEGRATED OIL & GAS--11.7%
Chevron Corp. .........................................           4,661          289,262
ConocoPhillips ........................................          16,032        1,050,577
Exxon Mobil Corp. .....................................          17,217        1,056,263
Hess Corp. ............................................           1,800           95,130
Marathon Oil Corp. ....................................           7,341          611,505
Occidental Petroleum Corp. ............................           1,980          203,049
                                                                          --------------
                                                                               3,305,786
                                                                          --------------

INTEGRATED TELECOMMUNICATION SERVICES--3.4%
AT&T, Inc. ............................................          21,900          610,791
BellSouth Corp. .......................................           3,400          123,080
Embarq Corp.(b) .......................................             237            9,715
Qwest Communications International, Inc.(b) ...........          27,300          220,857
Talk America Holdings, Inc.(b) ........................             600            3,714
                                                                          --------------
                                                                                 968,157
                                                                          --------------

INVESTMENT BANKING & BROKERAGE--6.6%
Bear Stearns Cos., Inc. (The) .........................           2,300          322,184
Goldman Sachs Group, Inc. (The) .......................           2,640          397,135
James (Raymond) Financial, Inc. .......................           1,600           48,432
Lehman Brothers Holdings, Inc. ........................           4,740          308,811
Merrill Lynch & Co., Inc. .............................           2,390          166,248
Morgan Stanley ........................................           6,100          385,581
Schwab (Charles) Corp. (The) ..........................          15,500          247,690
                                                                          --------------
                                                                               1,876,081
                                                                          --------------

LEISURE PRODUCTS--0.0%
Mattel, Inc. ..........................................             300            4,953

LIFE & HEALTH INSURANCE--4.4%
Conseco, Inc.(b) ......................................           5,600          129,360
Lincoln National Corp. ................................           3,250          183,430
MetLife, Inc. .........................................          13,882          710,897
Principal Financial Group, Inc. (The) .................           2,600          144,690
Prudential Financial, Inc. ............................             900           69,930
                                                                          --------------
                                                                               1,238,307
                                                                          --------------


36                      See Notes to Financial Statements

PHOENIX TOTAL VALUE FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
MANAGED HEALTH CARE--1.9%
Aetna, Inc. ...........................................           3,720   $      148,540
CIGNA Corp. ...........................................             750           73,882
Health Net, Inc.(b) ...................................           2,500          112,925
Humana, Inc.(b) .......................................           1,000           53,700
UnitedHealth Group, Inc. ..............................           3,010          134,788
                                                                          --------------
                                                                                 523,835
                                                                          --------------

MOTORCYCLE MANUFACTURERS--0.7%
Harley-Davidson, Inc. .................................           3,390          186,077

MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc. .....................................           2,700           46,710

MULTI-LINE INSURANCE--2.9%
Assurant, Inc. ........................................           7,500          363,000
Genworth Financial, Inc. Class A ......................           3,550          123,682
Hartford Financial Services Group, Inc. (The) .........           4,025          340,515
                                                                          --------------
                                                                                 827,197
                                                                          --------------

MULTI-UTILITIES--1.3%
Duke Energy Corp. .....................................           2,500           73,425
PG&E Corp. ............................................           3,850          151,228
Sempra Energy .........................................           1,950           88,686
Xcel Energy, Inc. .....................................           3,400           65,212
                                                                          --------------
                                                                                 378,551
                                                                          --------------

OIL & GAS DRILLING--0.3%
Patterson-UTI Energy, Inc. ............................           2,900           82,099

OIL & GAS EQUIPMENT & SERVICES--1.2%
BJ Services Co. .......................................           4,890          182,201
Tidewater, Inc. .......................................           3,330          163,836
                                                                          --------------
                                                                                 346,037
                                                                          --------------

OIL & GAS REFINING & MARKETING--1.4%
Sunoco, Inc. ..........................................             600           41,574
Tesoro Corp. ..........................................           1,700          126,412
Valero Energy Corp. ...................................           3,600          239,472
                                                                          --------------
                                                                                 407,458
                                                                          --------------

OTHER DIVERSIFIED FINANCIAL SERVICES--5.0%
Bank of America Corp. .................................          19,806          952,669
Citigroup, Inc. .......................................           3,700          178,488
JPMorgan Chase & Co. ..................................           6,800          285,600
                                                                          --------------
                                                                               1,416,757
                                                                          --------------

PACKAGED FOODS & MEATS--1.5%
Campbell Soup Co. .....................................           5,800          215,238
Kellogg Co. ...........................................           4,070          197,110
                                                                          --------------
                                                                                 412,348
                                                                          --------------

PHARMACEUTICALS--2.6%
Alpharma, Inc. Class A ................................             100            2,404
Johnson & Johnson .....................................           2,960          177,363

                                                             SHARES           VALUE
                                                          -------------   --------------
PHARMACEUTICALS--CONTINUED
King Pharmaceuticals, Inc.(b) .........................           9,290   $      157,930
Pfizer, Inc. ..........................................           8,750          205,362
Wyeth .................................................           4,450          197,625
                                                                          --------------
                                                                                 740,684
                                                                          --------------

PROPERTY & CASUALTY INSURANCE--4.5%
Allstate Corp. (The) ..................................           3,260          178,420
Axis Capital Holdings Ltd. ............................           4,050          115,870
Berkley (W.R.) Corp. ..................................           7,125          243,176
Chubb Corp. (The) .....................................           8,000          399,200
First American Corp. ..................................           2,300           97,221
St. Paul Travelers Cos., Inc. (The) ...................           5,679          253,170
                                                                          --------------
                                                                               1,287,057
                                                                          --------------

PUBLISHING & PRINTING--0.1%
Donnelley (R.H.) Corp.(b) .............................             700           37,849

RAILROADS--1.5%
Burlington Northern Santa Fe Corp. ....................           1,500          118,875
CSX Corp. .............................................           2,865          201,811
Norfolk Southern Corp. ................................           1,100           58,542
Union Pacific Corp. ...................................             400           37,184
                                                                          --------------
                                                                                 416,412
                                                                          --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.4%
CB Richard Ellis Group, Inc. Class A(b) ...............           4,650          115,785

REGIONAL BANKS--1.9%
AmSouth Bancorp .......................................           1,200           31,740
Colonial BancGroup, Inc. (The) ........................           4,500          115,560
KeyCorp ...............................................             700           24,976
PNC Financial Services Group, Inc. (The) ..............           3,800          266,646
Zions Bancorp .........................................           1,400          109,116
                                                                          --------------
                                                                                 548,038
                                                                          --------------

RESTAURANTS--0.8%
Darden Restaurants, Inc. ..............................           4,950          195,030
Yum! Brands, Inc. .....................................             850           42,729
                                                                          --------------
                                                                                 237,759
                                                                          --------------

SEMICONDUCTORS--2.1%
Intel Corp. ...........................................           8,310          157,474
National Semiconductor Corp. ..........................           6,290          150,017
Texas Instruments, Inc. ...............................           9,640          291,996
                                                                          --------------
                                                                                 599,487
                                                                          --------------

SPECIALIZED CONSUMER SERVICES--0.2%
Jackson Hewitt Tax Service, Inc. ......................           1,500           47,025

SPECIALIZED FINANCE--0.2%
Moody's Corp. .........................................           1,300           70,798

SPECIALTY STORES--0.7%
Office Depot, Inc.(b) .................................           5,040          191,520


                        See Notes to Financial Statements                     37

PHOENIX TOTAL VALUE FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
STEEL--2.4%
Nucor Corp. ...........................................           7,486   $      406,115
Quanex Corp. ..........................................             750           32,303
Reliance Steel & Aluminum Co. .........................             800           66,360
United States Steel Corp. .............................           2,400          168,288
                                                                          --------------
                                                                                 673,066
                                                                          --------------

SYSTEMS SOFTWARE--0.5%
Microsoft Corp. .......................................           6,530          152,149

TECHNOLOGY DISTRIBUTORS--0.8%
Arrow Electronics, Inc.(b) ............................           2,900           93,380
Ingram Micro, Inc. Class A(b) .........................           7,700          139,601
                                                                          --------------
                                                                                 232,981
                                                                          --------------

THRIFTS & MORTGAGE FINANCE--0.1%
Corus Bankshares, Inc. ................................             600           15,708
Radian Group, Inc. ....................................             300           18,534
                                                                          --------------
                                                                                  34,242
                                                                          --------------

TOBACCO--0.8%
Reynolds American, Inc. ...............................           2,000          230,600

TRUCKING--0.1%
YRC Worldwide, Inc.(b) ................................             800           33,688

WIRELESS TELECOMMUNICATION SERVICES--0.9%
Sprint Nextel Corp. ...................................          12,360          247,076
----------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $25,646,290)                                                 27,298,966
----------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--2.4%

APPLICATION SOFTWARE--0.7%
Amdocs Ltd. (United States)(b) ........................           5,320          194,712

AUTOMOBILE MANUFACTURERS--0.4%
Honda Motor Co. Ltd. Sponsored ADR (Japan) ............           3,700          117,734

CONSTRUCTION MATERIALS--0.2%
CEMEX SA de CV (Mexico)(b) ............................             823           46,867

IT CONSULTING & OTHER SERVICES--0.5%
Accenture Ltd. Class A (United States) ................           5,400          152,928

PROPERTY & CASUALTY INSURANCE--0.6%
ACE Ltd. (United States) ..............................           3,320          167,959
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $632,482)                                                       680,200
----------------------------------------------------------------------------------------

                                                             SHARES           VALUE
                                                          -------------   --------------
EXCHANGE TRADED FUNDS--0.1%

iShares S&P 500 Index Fund ............................             200   $       25,510
----------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $25,582)                                                         25,510
----------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.9%
(IDENTIFIED COST $26,304,354)                                                 28,004,676
----------------------------------------------------------------------------------------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                          -------------
SHORT-TERM INVESTMENTS--1.2%

COMMERCIAL PAPER(d)--1.2%
Merrill Lynch & Co., Inc. 5.26%, 7/6/06 ...............   $         215          214,843
UBS Finance Delaware LLC 5.275%, 7/6/06 ...............             120          119,912
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $334,755)                                                       334,755
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $26,639,109)                                                 28,339,431(a)

Other assets and liabilities, net--(0.1)%                                        (33,315)
                                                                          --------------
NET ASSETS--100.0%                                                        $   28,306,116
                                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,287,606 and gross depreciation of $603,318 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $26,655,143.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) The rate shown is the discount rate.


38                      See Notes to Financial Statements

PHOENIX TOTAL VALUE FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

ASSETS
Investment securities at value
    (Identified cost $26,639,109)                              $   28,339,431
Receivables
    Investment securities sold                                        350,126
    Fund shares sold                                                   38,194
    Dividends                                                          34,909
Trustee retainer                                                        5,186
Prepaid expenses                                                        9,608
                                                               --------------
       Total assets                                                28,777,454
                                                               --------------
LIABILITIES
Cash overdraft                                                         43,982
Payables
    Investment securities purchased                                   346,615
    Fund shares repurchased                                             8,799
    Investment advisory fee                                            24,283
    Financial agent fee                                                 7,170
    Transfer agent fee                                                  6,026
    Distribution and service fees                                       5,913
    Other accrued expenses                                             28,550
                                                               --------------
       Total liabilities                                              471,338
                                                               --------------
NET ASSETS                                                     $   28,306,116
                                                               ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $   26,094,032
Undistributed net investment income                                    68,956
Accumulated net realized gain                                         442,806
Net unrealized appreciation                                         1,700,322
                                                               --------------
NET ASSETS                                                     $   28,306,116
                                                               ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $27,923,655)                2,577,479
Net asset value per share                                              $10.83
Offering price per share $10.83/(1-5.75%)                              $11.49

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $382,461)                      35,443
Net asset value and offering price per share                           $10.79

                             STATEMENT OF OPERATIONS
                         FROM INCEPTION JULY 29, 2005 TO
                                  JUNE 30, 2006

INVESTMENT INCOME
Dividends                                                      $      473,813
Interest                                                               20,281
                                                               --------------
       Total investment income                                        494,094
                                                               --------------
EXPENSES
Investment advisory fee                                               198,341
Service fees, Class A                                                  61,198
Distribution and service fees, Class C                                  3,132
Financial agent fee                                                    61,114
Transfer agent                                                         34,660
Registration                                                           30,512
Professional                                                           28,034
Trustees                                                               17,656
Custodian                                                              14,522
Printing                                                                6,523
Miscellaneous                                                          11,697
                                                               --------------
       Total expenses                                                 467,389
Less expenses reimbursed by investment adviser                       (116,539)
Custodian fees paid indirectly                                         (1,404)
                                                               --------------
       Net expenses                                                   349,446
                                                               --------------
NET INVESTMENT INCOME (LOSS)                                          144,648
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               442,806
Net change in unrealized appreciation (depreciation)
    on investments                                                  1,700,322
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS                                      2,143,128
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $    2,287,776
                                                               ==============


                        See Notes to Financial Statements                     39

PHOENIX TOTAL VALUE FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 From Inception
                                                                July 29, 2005 to
                                                                 June 30, 2006
                                                                ----------------
FROM OPERATIONS
    Net investment income (loss)                                  $    144,648
    Net realized gain (loss)                                           442,806
    Net change in unrealized appreciation (depreciation)             1,700,322
                                                                  ------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      2,287,776
                                                                  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                     (75,883)
    Net investment income, Class C                                          --
                                                                  ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS          (75,883)
                                                                  ------------
FROM SHARE TRANSACTIONS

CLASS A
    Proceeds from sales of shares (2,902,312 shares)                29,100,309
    Net asset value of shares issued from reinvestment of
     distributions (7,325 shares)                                       75,883
    Cost of shares repurchased (332,158 shares)                     (3,439,374)
                                                                  ------------
Total                                                               25,736,818
                                                                  ------------
CLASS C
    Proceeds from sales of shares (35,757 shares)                      360,698
    Cost of shares repurchased (314 shares)                             (3,293)
                                                                  ------------
    Total                                                              357,405
                                                                  ------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS       26,094,223
                                                                  ------------
    NET INCREASE (DECREASE) IN NET ASSETS                           28,306,116

NET ASSETS
    Beginning of period                                                     --
                                                                  ------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $68,956)                                           $ 28,306,116
                                                                  ============


40                      See Notes to Financial Statements

PHOENIX TOTAL VALUE FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS A
                                                             ---------------
                                                              FROM INCEPTION
                                                             JULY 29, 2005 TO
                                                               JUNE 30, 2006
                                                             ---------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                     0.06
    Net realized and unrealized gain (loss)                             0.80
                                                                  ----------
       TOTAL FROM INVESTMENT OPERATIONS                                 0.86
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                               (0.03)
                                                                  ----------
       TOTAL DISTRIBUTIONS                                             (0.03)
                                                                  ----------
Change in net asset value                                               0.83
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    10.83
                                                                  ==========
Total return(1)                                                         8.60%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $   27,924
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              1.40%(3)(5)
    Gross operating expenses                                            1.87%(3)
    Net investment income (loss)                                        0.59%(3)
Portfolio turnover                                                        76%(4)

                                                                 CLASS C
                                                             ---------------
                                                              FROM INCEPTION
                                                             JULY 29, 2005 TO
                                                               JUNE 30, 2006
                                                             ---------------
Net asset value, beginning of period                              $    10.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                    (0.01)
    Net realized and unrealized gain (loss)                             0.80
                                                                  ----------
    TOTAL FROM INVESTMENT OPERATIONS                                    0.79
                                                                  ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                                  --
                                                                  ----------
       TOTAL DISTRIBUTIONS                                                --
                                                                  ----------
Change in net asset value                                               0.79
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    10.79
                                                                  ==========
Total return(1)                                                         7.90 %(4)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)                         $      382
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                              2.15 %(3)(5)
    Gross operating expenses                                            2.62 %(3)
    Net investment income (loss)                                       (0.15)%(3)
Portfolio turnover                                                        76 %(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

(5) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.04% lower than the ratio shown in the table.


                        See Notes to Financial Statements                     41

PHOENIX WORLDWIDE STRATEGIES FUND


THE FOLLOWING COMMENTARY PROVIDES THE VIEWS OF THE FUND'S THREE SUBADVISERS ON THE PERFORMANCE OF THE MARKET AND THE THIRD OF THE PORTFOLIO EACH MANAGES. ACADIAN ASSET MANAGEMENT AND NEW STAR INSTITUTIONAL MANAGERS EACH DISCUSS INTERNATIONAL PERFORMANCE, WHILE ENGEMANN ASSET MANAGEMENT FOCUSES ON THE U.S.

Q: HOW DID THE PHOENIX WORLDWIDE STRATEGIES FUND PERFORM DURING THE FISCAL YEAR ENDED JUNE 30, 2006?

A: For the fiscal year ended June 30, 2006, the Fund's Class A shares returned 18.90%, Class B shares returned 17.92%, and Class C shares returned 17.99%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 8.63%; and MSCI World(SM) Index (Net), thE Fund's style-specific benchmark, returned 16.93%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: ACADIAN, HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: World markets showed notable strength during most of the fiscal year, yet suffered a setback in May and June as investors reacted to rising interest rates and other global concerns.

      European markets were up solidly through April as this region's growth outlook was largely positive during the period, despite political friction caused by the French and Dutch rejections of the European Union constitution and the less-than-decisive results of the German chancellor election. The encouraging economic outlook, coupled with continuing pressures on core inflation, prompted the European Central Bank to pursue a series of interest rates increases. Concerns about rates and inflation, along with speculation that much of the rosy outlook had already been factored into equity market returns, led to a sell-off of European equities in the spring.

      The Asia-Pacific region was the strongest in the developed world for much of the fiscal year. This result was fueled by Japan, which powered ahead as its economic recovery appeared to continue steadily, although it faltered in April and May as the pace of its recovery moderated to more sustainable levels. Also, Australia gained on the strength of its materials sector, the benefits of higher commodity prices, controlled inflation and healthy domestic demand.

      Based on economic fundamentals and despite recent market turmoil, the non-U.S. outlook continues to call for moderate growth, which should be supportive of equity market returns.

Q: NEW STAR, HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Markets rallied strongly during the period, climbing about 24% in local currency terms, or 27% in U.S. dollars. With abundant liquidity and a synchronized global economic upswing, analysts continued to revise their outlooks upwards for the second year running and riskier assets such as emerging markets and commodities performed well. With India and China also booming, industrials and mining stocks joined the party. Meanwhile, Japan has started to recover after over a decade in the doldrums. With such signs of recovery, the banking sector led the stock market soaring higher, and the MSCI Japan Index was the best performing of the developed markets.

Q: ENGEMANN, HOW DID THE U.S. EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In the U.S. equities market, large capitalization stocks had positive, but not spectacular returns over the fiscal year. The S&P 500 Index posted an 8.63% total return. Value stocks continued their dominance over growth stocks, with the Russell 1000 Value Index returning 12.10% compared to 6.12% for the Russell 1000 Growth Index. Small company stocks beat large caps, with the Russell 2000 Index up by 14.58%. Commodities and real estate were strong performers: the Dow Jones Wilshire REIT Index was up 22.06% and the Dow Jones-AIG Commodity Index increased by 18.09%.

      Rising interest rates, oil prices and inflation were on the minds of U.S. investors. The Federal Open Market Committee raised the target federal funds rate to 5% over the course of the fiscal year ended June 30. Fed officials also commented that core inflation had risen slightly above their comfort zone. Energy prices rose, causing concern that high gasoline prices would cause a slowdown in consumer spending.

Q: ACADIAN, WHAT FACTORS AFFECTED PERFORMANCE OF YOUR INTERNATIONAL PORTION OF THE FUND DURING ITS FISCAL YEAR?

A: Our portion of the portfolio outperformed by a significant margin, largely as a result of stock selection. Stock selection was particularly strong in the United Kingdom, Australia and Germany, but also added value in the Netherlands, Singapore, Hong Kong and France. Health care, banking, materials, energy and finance stocks were among the top performers, which included such holdings as ING, AstraZeneca, Rinker Group, Standard Chartered Bank, and the German steel company Salzgitter.

      The main markets to see stock selection underperformance were Japan and Spain. Japanese stock selection trailed the index as the portfolio avoided holdings of some of the stronger benchmark stocks such as Toyota. Spain saw underperformance in its banking and energy holdings.

      In terms of country allocations, there was some value added from the allocation to Canada and certain emerging markets including Russia and China. However, this was offset by the negative return from the underweighting to Japan, a decision driven mainly by bottom-up stock selection. The allocation to Taiwan and overweighting in Spain also detracted some value. On a net basis country allocations were slightly negative for portfolio return, but stock selection was significantly strong and more than compensated.

Q: NEW STAR, WHAT FACTORS AFFECTED PERFORMANCE OF YOUR INTERNATIONAL PORTION OF THE FUND DURING ITS FISCAL YEAR?

A: We experienced a disappointing relative return that was a result of continuing underperformance of high quality, highly profitable, large capitalization companies which are favored in our strategy. This pattern of performance was fairly consistent across geographical regions, and stock selection was negative in Europe, the U.K. and especially Japan, with a positive contribution from Asia excluding Japan. The very modest exposure to select emerging markets was neutral to performance.

      Our bias to high return on invested capital (ROIC) companies was reflected in the sector overweightings to health care, information technology and selected financials and the underweighting of more cyclically sensitive sectors like materials, industrials and consumer discretionary. The underweighting in these cyclical areas, particularly materials, and the bias towards large cap stocks have been the principal drivers of the disappointing relative returns.

      The large cap high ROIC stocks that we overweighted generally delivered good operating performances and equaled or beat analysts' earnings expectations. They were overshadowed, however, by continued strong operating performances from cyclical sectors such as energy. Among the cyclical sectors, we had an overweighting to energy where companies continued to deliver improving returns on capital and where we have more confidence in the pricing outlook. Our energy overweighting was a positive contributor to performance as was the overweighting in health care. At the same time, information technology and financials were detractors.

Q: ENGEMANN, WHAT FACTORS AFFECTED YOUR PERFORMANCE OF THE U.S. PORTION OF THE PORTFOLIO YOU MANAGE DURING THE FUND'S FISCAL YEAR?

A: The top contributors for the U.S. allocation of the portfolio were Manpower, Express Scripts and Alliance Data Systems. Manpower stock benefited from positive employment trends due to economic growth in Europe. Express Scripts, a pharmacy benefits manager, had strong results due to a wave of use of generic drugs. Alliance Data Systems, which provides transaction and credit services, performed well due to a high level of credit quality and a low level of delinquencies.

      The U.S. portfolio was most adversely affected by holdings in Spectrum Brands, Dell Computer and Intel. Spectrum Brands was hurt by a complex integration strategy, weak core businesses and tight debt covenant limitations. Dell Computer has suffered from aggressive promotional pricing and rebates, as well as losing market share to Hewlett Packard. Intel was pressured from declining earnings estimates due to weak pricing and overcapacity concerns.

                                                                       JULY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX WORLDWIDE STRATEGIES FUND


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS 1                          PERIODS ENDING 6/30/06
--------------------------------------------------------------------------------

                                                                            INCEPTION   INCEPTION
                                           1 YEAR       5 YEARS   10 YEARS  TO 6/30/06    DATE
                                           -------      --------  --------  ----------  ---------
       Class A Shares at NAV 2              18.90%        5.40%     7.21%         --           --
       Class A Shares at POP 3              12.06         4.16      6.57          --           --

       Class B Shares at NAV 2              17.92         4.63      6.40          --           --
       Class B Shares with CDSC 4           13.92         4.63      6.40          --           --

       Class C Shares at NAV 2              17.99         4.59        --        3.62%    12/15/98
       Class C Shares with CDSC 4           17.99         4.59        --        3.62     12/15/98

       S&P 500(R) Index                      8.63         2.50      8.35      Note 5       Note 5

       MSCI World(SM) Index (Net)           16.93         5.72      6.93      Note 6       Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

 1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

 2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

 3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

 4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

 5  INDEX PERFORMANCE IS 2.77% FOR CLASS C (SINCE 12/15/98).

 6  INDEX PERFORMANCE IS 3.36% FOR CLASS C (SINCE 12/31/98).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                       PERIODS ENDING 6/30/06
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/96 in Class A shares and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares includes applicable CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Phoenix          Phoenix
                     Worldwide       Worldwide          MSCI
                    Strategies       Strategies         World             S&P
                       Fund             Fund          Index(SM)         500(R)
                     Class A          Class B           (Net)           Index
                    ----------       ----------       ---------        -------
06/28/1996           $ 9,425          $10,000          $10,000         $10,000
06/30/1997            10,688           11,246           12,227          13,475
06/30/1998            14,050           14,688           14,309          17,558
06/30/1999            15,300           15,862           16,551          21,545
06/30/2000            17,058           17,559           18,569          23,143
06/29/2001            14,531           14,823           14,801          19,709
06/28/2002            13,027           13,207           12,548          16,165
06/30/2003            11,804           11,860           12,251          16,207
06/30/2004            14,478           14,442           15,191          19,305
06/30/2005            15,897           15,763           16,718          20,523
06/30/2006            18,902           18,587           19,549          22,294

For information regarding the indexes, see the glossary on page 3.

PHOENIX WORLDWIDE STRATEGIES FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Worldwide Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

       Worldwide               Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value      During
        Class A            December 31, 2005   June 30, 2006      Period*
------------------------   -----------------   -------------   -------------
Actual                        $ 1,000.00         $1,074.10         $8.23

Hypothetical (5% return
   before expenses)            1,000.00           1,016.77          8.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 18.90%. AN INVESTMENT OF $1,000.00 AT JUNE 30, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006, OF $1,189.00.

       Worldwide               Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value      During
        Class B            December 31, 2005   June 30, 2006      Period*
------------------------   -----------------   -------------   -------------
Actual                        $1,000.00          $1,070.30        $12.06

Hypothetical (5% return
   before expenses)            1,000.00           1,013.00         11.80

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.35%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.92%. AN INVESTMENT OF $1,000.00 AT JUNE 30, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,179.20.

       Worldwide               Beginning          Ending       Expenses Paid
    Strategies Fund          Account Value     Account Value      During
        Class C            December 31, 2005   June 30, 2006      Period*
------------------------   -----------------   -------------   -------------
Actual                        $1,000.00          $1,070.60        $12.06

Hypothetical (5% return
   before expenses)            1,000.00           1,013.00         11.80

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.35%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
  (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED JUNE 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 17.99%. AN INVESTMENT OF $1,000.00 AT JUNE 30, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT JUNE 30, 2006 OF $1,179.90.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX WORLDWIDE STRATEGIES FUND


--------------------------------------------------------------------------------
 COUNTRY WEIGHTINGS                                                     6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                  United States                         34%
                  Japan                                 12
                  United Kingdom                        11
                  France                                 6
                  Germany                                4
                  Switzerland                            3
                  Australia                              3
                  Other                                 27

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006

                                                             SHARES           VALUE
                                                          -------------   --------------
DOMESTIC COMMON STOCKS--36.2%

UNITED STATES--36.2%
3M Co. (Industrial Conglomerates) .....................             800   $       64,616
Abbott Laboratories (Pharmaceuticals) .................           7,700          335,797

Advanced Micro Devices, Inc.
(Semiconductors)(b)(d) ................................           3,600           87,912

Aetna, Inc. (Managed Health Care) .....................           5,800          231,594
AFLAC, Inc. (Life & Health Insurance) .................           3,800          176,130

Allstate Corp. (The) (Property & Casualty
Insurance) ............................................          10,200          558,246

American Express Co. (Consumer Finance) ...............           6,100          324,642

American Home Mortgage Investment Corp.
(Mortgage REIT's)(d) ..................................           1,900           70,034

Amkor Technology, Inc. (Semiconductor
Equipment)(b) .........................................           3,200           30,272

AON Corp. (Insurance Brokers)(d) ......................           2,200           76,604

Applera Corp. - Applied Biosystems Group
(Life Sciences Tools & Services) ......................           2,500           80,875

Arrow Electronics, Inc. (Technology Distributors)(b) ..           2,200           70,840

AT&T, Inc. (Integrated Telecommunication
Services) .............................................          22,700          633,103

Autodesk, Inc. (Application Software)(b) ..............           1,000           34,460

Bank of America Corp. (Other Diversified Financial
Services) .............................................          30,000        1,443,000

Bank of Hawaii Corp. (Regional Banks) .................           1,700           84,320

Bank of New York Co., Inc. (The) (Asset
Management & Custody Banks) ...........................           5,100          164,220

                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Barnes & Noble, Inc. (Specialty Stores) ...............             800   $       29,200
Barr Pharmaceuticals, Inc. (Pharmaceuticals)(b) .......           1,800           85,842
Bausch & Lomb, Inc. (Health Care Supplies)(d) .........           2,700          132,408
Baxter International, Inc. (Health Care Equipment) ....           4,900          180,124
Becton, Dickinson & Co. (Health Care Equipment) .......           5,000          305,650

BellSouth Corp. (Integrated Telecommunication
Services) .............................................           9,200          333,040

Black & Decker Corp. (The) (Household
Appliances) ...........................................           3,000          253,380

BMC Software, Inc. (Systems Software)(b)(d) ...........           2,800           66,920
Boeing Co. (The) (Aerospace & Defense) ................           2,400          196,584
Boston Properties, Inc. (Office REIT's) ...............           1,000           90,400
Burlington Northern Santa Fe Corp. (Railroads) ........             900           71,325
Campbell Soup Co. (Packaged Foods & Meats) ............           3,200          118,752
Capital One Financial Corp. (Consumer Finance) ........           2,000          170,900
Cardinal Health, Inc. (Health Care Distributors) ......           3,000          192,990
Caremark Rx, Inc. (Health Care Services) ..............           2,400          119,688
CBS Corp. Class B (Broadcasting & Cable TV) ...........           3,900          105,495

CheckFree Corp. (Data Processing & Outsourced
Services)(b) ..........................................             600           29,736

Chevron Corp. (Integrated Oil & Gas) ..................          10,300          639,218
CIGNA Corp. (Managed Health Care) .....................           1,300          128,063

Cincinnati Financial Corp. (Property & Casualty
Insurance) ............................................             700           32,907

Cisco Systems, Inc. (Communications
Equipment)(b) .........................................          32,600          636,678

Citigroup, Inc. (Other Diversified Financial
Services) .............................................          13,300          641,592

Citizens Communications Co. (Integrated
Telecommunication Services) ...........................          14,800          193,140


                        See Notes to Financial Statements                     47

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Coca-Cola Co. (The) (Soft Drinks) .....................           4,800   $      206,496
Colgate-Palmolive Co. (Household Products) ............           5,000          299,500
Comerica, Inc. (Diversified Banks) ....................           2,000          103,980

Computer Sciences Corp. (Data Processing &
Outsourced Services)(b)(d) ............................             700           33,908

ConocoPhillips (Integrated Oil & Gas) .................           5,900          386,627

Constellation Energy Group, Inc. (Independent
Power Producers & Energy Traders) .....................           3,000          163,560

Crown Holdings, Inc. (Metal & Glass Containers)(b) ....           5,000           77,850
Danaher Corp. (Industrial Machinery) ..................             900           57,888
Dell, Inc. (Computer Hardware)(b) .....................          11,800          288,038

Devon Energy Corp. (Oil & Gas Exploration &
Production) ...........................................           2,200          132,902

Dollar General Corp. (General Merchandise
Stores) ...............................................           2,500           34,950

Donnelley (R.R.) & Sons Co. (Commercial
Printing) .............................................           4,000          127,800

Dover Corp. (Industrial Machinery) ....................           1,100           54,373
Dow Chemical Co. (The) (Diversified Chemicals) ........           4,000          156,120

Dun & Bradstreet Corp. (Diversified Commercial &
Professional Services)(b) .............................           1,500          104,520

Eaton Corp. (Industrial Machinery) ....................           4,300          324,220

Embarq Corp. (Integrated Telecommunication
Services)(b) ..........................................             655           26,849

Emerson Electric Co. (Electrical Components &
Equipment) ............................................           4,500          377,145

Emulex Corp. (Computer Storage & Peripherals)(b) ......           5,000           81,350

Endo Pharmaceuticals Holdings, Inc.
(Pharmaceuticals)(b) ..................................           2,700           89,046

Exxon Mobil Corp. (Integrated Oil & Gas) ..............          29,500        1,809,825

Federated Department Stores, Inc. (Department
Stores) ...............................................           8,400          307,440

Federated Investors, Inc. Class B (Asset
Management & Custody Banks) ...........................           2,700           85,050

Fiserv, Inc. (Data Processing & Outsourced
Services)(b) ..........................................           4,300          195,048

Fisher Scientific International, Inc. (Life Sciences
Tools & Services)(b) ..................................           2,500          182,625

Ford Motor Co. (Automobile Manufacturers)(d) ..........           9,700           67,221

Foundation Coal Holdings, Inc. (Coal &
Consumable Fuels) .....................................             800           37,544

                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Franklin Resources, Inc. (Asset Management &
Custody Banks) ........................................           1,700   $      147,577

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia) (Diversified Metals & Mining)(d) ..........           3,000          166,230

Freescale Semiconductor, Inc. Class B
(Semiconductors)(b) ...................................           4,200          123,480

Gap, Inc. (The) (Apparel Retail) ......................           8,800          153,120
General Electric Co. (Industrial Conglomerates)  ......          20,900          688,864
General Mills, Inc. (Packaged Foods & Meats) ..........           3,800          196,308
Grey Wolf, Inc. (Oil & Gas Drilling)(b)(d) ............          15,900          122,430
Harley-Davidson, Inc. (Motorcycle Manufacturers) ......             700           38,423
Harris Corp. (Communications Equipment) ...............           1,700           70,567

Hartford Financial Services Group, Inc. (The)
(Multi-line Insurance) ................................             500           42,300

Hewlett-Packard Co. (Computer Hardware) ...............          14,100          446,688
Highwoods Properties, Inc. (Office REIT's) ............           4,100          148,338

Home Depot, Inc. (The) (Home Improvement
Retail) ...............................................           9,400          336,426

Honeywell International, Inc. (Aerospace &
Defense) ..............................................           5,400          217,620

IAC/InterActiveCorp. (Internet Retail)(b)(d) ..........           3,100           82,119
Illinois Tool Works, Inc. (Industrial Machinery) ......           6,400          304,000
Intel Corp. (Semiconductors) ..........................          25,900          490,805

International Business Machines Corp. (Computer
Hardware) .............................................           9,600          737,472

Intuit, Inc. (Application Software)(b) ................           1,900          114,741
IPSCO, Inc. (Steel) ...................................             506           48,442
Johnson & Johnson (Pharmaceuticals) ...................          17,100        1,024,632

JPMorgan Chase & Co. (Other Diversified
Financial Services) ...................................          21,200          890,400

Kellogg Co. (Packaged Foods & Meats) ..................          11,000          532,730
KeyCorp (Regional Banks) ..............................           3,900          139,152
Kimberly-Clark Corp. (Household Products) .............           5,900          364,030
Kinetic Concepts, Inc. (Health Care Equipment)(b) .....             900           39,735
Kroger Co. (The) (Food Retail) ........................           4,000           87,440

Labor Ready, Inc. (Human Resources &
Employment Services)(b) ...............................           1,200           27,180

Lam Research Corp. (Semiconductor Equipment)(b) .......           1,500           69,930
Lilly (Eli) & Co. (Pharmaceuticals) ...................           2,500          138,175

Lincoln National Corp. (Life & Health Insurance) ......           4,900          276,556
Lockheed Martin Corp. (Aerospace & Defense) ...........           3,700          265,438
Loews Corp. - Carolina Group (Tobacco)(d)  ............           4,600          236,302
LSI Logic Corp. (Semiconductors)(b)(d) ................           8,000           71,600
Marathon Oil Corp. (Integrated Oil & Gas) .............             900           74,970


48                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Masco Corp. (Building Products) .......................           5,100   $      151,164
McDonald's Corp. (Restaurants) ........................          11,500          386,400
McKesson Corp. (Health Care Distributors) .............           5,100          241,128
Merck & Co., Inc. (Pharmaceuticals) ...................           5,900          214,937

Merrill Lynch & Co., Inc. (Investment Banking &
Brokerage) ............................................           7,500          521,700

MetLife, Inc. (Life & Health Insurance) ...............          10,600          542,826
Microsoft Corp. (Systems Software) ....................          32,500          757,250

Morgan Stanley (Investment Banking &
Brokerage) ............................................           3,000          189,630

Motorola, Inc. (Communications Equipment) .............          21,300          429,195
National City Corp. (Regional Banks)(d) ...............           1,000           36,190
National Semiconductor Corp. (Semiconductors) .........           3,100           73,935
NCR Corp. (Computer Hardware)(b) ......................           1,100           40,304
New Plan Excel Realty Trust (Retail REIT's)(d) ........           2,200           54,318

Newell Rubbermaid, Inc. (Housewares &
Specialties)(d) .......................................           7,300          188,559

Nike, Inc. Class B (Footwear) .........................           2,400          194,400
Nordstrom, Inc. (Department Stores)(d) ................           6,900          251,850
Norfolk Southern Corp. (Railroads) ....................           2,300          122,406

Northern Trust Corp. (Asset Management &
Custody Banks) ........................................           4,000          221,200

Northrop Grumman Corp. (Aerospace & Defense) ..........           2,600          166,556
NVIDIA Corp. (Semiconductors)(b) ......................           2,600           55,354
Occidental Petroleum Corp. (Integrated Oil & Gas) .....           7,900          810,145

OmniVision Technologies, Inc.
(Semiconductors)(b)(d) ................................           3,000           63,360

ON Semiconductor Corp. (Semiconductors)(b)(d) .........           9,000           52,920
Oracle Corp. (Systems Software)(b) ....................          22,400          324,576

PACCAR, Inc. (Construction & Farm Machinery &
Heavy Trucks)(d) ......................................           1,600          131,808

Pacer International, Inc. (Air Freight & Logistics)(d)            1,100           35,838
Parker-Hannifin Corp. (Industrial Machinery) ..........           1,100           85,360
Penney (JC) Co., Inc. (Department Stores) .............           4,800          324,048
Pepsi Bottling Group, Inc. (The) (Soft Drinks)(d) .....           8,700          279,705
PepsiAmericas, Inc. (Soft Drinks) .....................           1,300           28,743
PerkinElmer, Inc. (Life Sciences Tools & Services) ....           7,000          146,300
Pfizer, Inc. (Pharmaceuticals) ........................          37,100          870,737

Philadelphia Consolidated Holding Co. (Property &
Casualty Insurance)(b) ................................             800           24,288

PPG Industries, Inc. (Diversified Chemicals) ..........             600           39,600
PPL Corp. (Electric Utilities) ........................           3,600          116,280

Principal Financial Group, Inc. (The) (Life &
Health Insurance)(d) ..................................           3,900          217,035

                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Progressive Corp. (The) (Property & Casualty
Insurance) ............................................           4,800   $      123,408

Protective Life Corp. (Life & Health Insurance)  ......             600           27,972

Prudential Financial, Inc. (Life & Health Insurance) ..           3,200          248,640

Qwest Communications International, Inc.
(Integrated Telecommunication Services)(b)(d) .........           7,200           58,248

Raytheon Co. (Aerospace & Defense) ....................           2,800          124,796
Reynolds American, Inc. (Tobacco)(d) ..................           3,800          438,140
Rohm and Haas Co. (Specialty Chemicals) ...............           1,200           60,144

Sanmina-SCI Corp. (Electronic Manufacturing
Services)(b) ..........................................          13,400           61,640

Sherwin-Williams Co. (The) (Home Improvement
Retail)(d) ............................................           5,400          256,392

Silgan Holdings, Inc. (Metal & Glass Containers) ......             900           33,309

Sprint Nextel Corp. (Wireless Telecommunication
Services) .............................................          13,100          261,869

St. Paul Travelers Cos., Inc. (The) (Property &
Casualty Insurance) ...................................           8,800          392,304

StanCorp Financial Group, Inc. (Life & Health
Insurance) ............................................             600           30,546

Staples, Inc. (Specialty Stores) ......................           1,100           26,752

State Street Corp. (Asset Management & Custody
Banks) ................................................           2,900          168,461

Sunoco, Inc. (Oil & Gas Refining & Marketing) .........           1,100           76,219
SunTrust Banks, Inc. (Regional Banks) .................             700           53,382
Symantec Corp. (Systems Software)(b) ..................           1,900           29,526
Synovus Financial Corp. (Regional Banks) ..............           2,000           53,560
Tellabs, Inc. (Communications Equipment)(b)(d) ........           4,300           57,233
Texas Instruments, Inc. (Semiconductors) ..............           9,400          284,726
Textron, Inc. (Industrial Conglomerates) ..............           1,100          101,398
Time Warner, Inc. (Movies & Entertainment) ............          40,100          693,730
TODCO Class A (Oil & Gas Drilling)(d) .................           2,600          106,210

Toro Co. (The) (Construction & Farm Machinery &
Heavy Trucks) .........................................           2,100           98,070

U.S. Bancorp (Diversified Banks) ......................           4,500          138,960

United Parcel Service, Inc. Class B (Air Freight &
Logistics) ............................................             800           65,864

United Technologies Corp. (Aerospace & Defense)  ......           9,900          627,858
UnitedHealth Group, Inc. (Managed Health Care) ........           4,600          205,988
Unitrin, Inc. (Multi-line Insurance) ..................             500           21,795
USG Corp. (Building Products)(b)(d)  ..................             500           36,465
VeriSign, Inc. (Internet Software & Services)(b)(d) ...           5,600          129,752


                        See Notes to Financial Statements                     49

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED STATES--CONTINUED
Verizon Communications, Inc. (Integrated
Telecommunication Services) ...........................          16,500   $      552,585

VF Corp. (Apparel, Accessories & Luxury Goods) ........           1,700          115,464
Viacom, Inc. Class B (Movies & Entertainment)(b) ......           3,900          139,776
Wachovia Corp. (Diversified Banks) ....................          14,400          778,752
Walt Disney Co. (The) (Movies & Entertainment) ........           4,900          147,000

Watson Pharmaceuticals, Inc.
(Pharmaceuticals)(b)(d) ...............................           1,000           23,280

WellPoint, Inc. (Managed Health Care)(b) ..............           3,800          276,526
Wells Fargo & Co. (Diversified Banks) .................           3,400          228,072
Whirlpool Corp. (Household Appliances) ................             700           57,855
Wyeth (Pharmaceuticals) ...............................           3,100          137,671
Yum! Brands, Inc. (Restaurants)(d) ....................           3,600          180,972
Zoran Corp. (Semiconductors)(b) .......................           1,800           43,812
----------------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $39,181,300)                                                 40,111,959
----------------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--61.7%

AUSTRALIA--3.2%
AXA Asia Pacific Holdings Ltd. (Life & Health
Insurance) ............................................           5,519           25,715

Leighton Holdings Ltd. (Construction &
Engineering) ..........................................          10,521          135,645

Orica Ltd. (Diversified Chemicals)(d) .................          11,390          202,203
Oxiana Ltd. (Diversified Metals & Mining)(d) ..........         257,086          603,690

Publishing & Broadcasting Ltd. (Broadcasting &
Cable TV) .............................................          23,539          318,527

QBE Insurance Group Ltd. (Property & Casualty
Insurance)(d) .........................................           1,543           23,506

Rio Tinto Ltd. (Diversified Metals & Mining)(d) .......          15,263          882,405
Santos Ltd. (Oil & Gas Exploration & Production) ......          78,959          709,963

Westfield Group (Real Estate Management &
Development)(d) .......................................          20,000          257,559

Zinifex Ltd. (Diversified Metals & Mining) ............          48,580          361,721
                                                                          --------------
                                                                               3,520,934
                                                                          --------------

AUSTRIA--0.1%
Voestalpine AG (Steel) ................................           1,032          156,814

BELGIUM--0.8%
Dexia (Diversified Banks) .............................          16,994          408,640
Fortis BB (Other Diversified Financial Services)(d) ...           7,600          258,767
KBC Groep N.V. (Diversified Banks) ....................           1,655          177,602
Omega Pharma SA (Health Care Distributors) ............             522           36,455
                                                                          --------------
                                                                                 881,464
                                                                          --------------

                                                             SHARES           VALUE
                                                          -------------   --------------
CANADA--0.9%
EnCana Corp. (Oil & Gas Exploration &
Production) ...........................................           6,800   $      359,402

Methanex Corp. (Commodity Chemicals) ..................           1,700           35,833
Teck Cominco Ltd. Class B (Gold) ......................           9,188          551,296

TELUS Corp. (Integrated Telecommunication
Services) .............................................             900           36,321
                                                                          --------------
                                                                                 982,852
                                                                          --------------

CHINA--1.1%
ASM Pacific Technology Ltd. (Semiconductor
Equipment) ............................................          11,500           56,047
China Petroleum & Chemical Corp. Class H
(Integrated Oil & Gas) ................................         439,000          251,542

PetroChina Co. Ltd. Class H (Integrated Oil &
Gas) ..................................................         774,000          827,189

Yanzhou Coal Mining Co. Ltd. (Coal &
Consumable Fuels) .....................................         202,000          149,556
                                                                          --------------
                                                                               1,284,334
                                                                          --------------

DENMARK--0.4%
Danske Bank A/S (Diversified Banks) ...................          10,500          399,702

FINLAND--0.0%
Metso Oyj (Industrial Machinery) ......................             700           25,401

FRANCE--7.1%
Air France - KLM (Airlines)(d) ........................          14,702          345,628
Alcatel SA (Communications Equipment)(b)(d) ...........          34,300          435,205
Alstom (Heavy Electrical Equipment)(b) ................           4,000          365,553
Arkema (Diversified Chemicals)(b) .....................             330           12,878
AXA SA (Multi-line Insurance)(d) ......................          14,889          488,645
BNP Paribas SA (Diversified Banks) ....................           4,800          459,537

Bouygues SA (Wireless Telecommunication
Services)(d) ..........................................           7,300          375,350

Capgemini SA (IT Consulting & Other Services) .........           6,800          388,171
Carrefour SA (Hypermarkets & Super Centers)(d) ........           5,300          310,748
Lafarge SA (Construction Materials)(d) ................           2,700          338,955

LVMH Moet Hennessy Louis Vuitton SA (Apparel,
Accessories & Luxury Goods) ...........................             920           91,314

Sanofi-aventis (Pharmaceuticals)(d) ...................           6,500          634,345
Societe Generale (Diversified Banks)(d) ...............           5,200          764,872
Suez SA (Multi-Utilities)(d) ..........................          10,000          415,691
Technip SA (Oil & Gas Equipment & Services)(d) ........           4,870          269,715
Total SA (Integrated Oil & Gas)(d) ....................          20,288        1,335,095
Vallourec SA (Industrial Machinery)(d) ................             398          478,518
Vivendi Universal SA (Movies & Entertainment) .........          11,045          387,083
                                                                          --------------
                                                                               7,897,303
                                                                          --------------


50                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
GERMANY--4.6%
Allianz AG Registered Shares (Multi-line
Insurance) ............................................           4,680   $      739,385

BASF AG (Diversified Chemicals) .......................           2,308          185,330

Bayerische Motoren Werke AG (Automobile
Manufacturers) ........................................           3,700          184,851

Commerzbank AG (Diversified Banks) ....................          22,392          814,536
Continental AG (Tires & Rubber) .......................             191           19,524
Deutsche Bank AG (Diversified Capital Markets) ........           1,167          131,353

Deutsche Lufthansa AG Registered Shares
(Airlines) ............................................          41,132          757,583

E.ON AG (Electric Utilities) ..........................           4,500          518,015
Fresenius Medical Care AG (Health Sare Services) ......           2,200          252,914
MAN AG (Industrial Machinery) .........................           3,161          228,919
Metro AG (Hypermarkets & Super Centers) ...............           5,900          334,456
Puma AG Rudolf Dassler Sport (Footwear) ...............             528          205,256
Salzgitter AG (Steel)(d) ..............................           4,873          413,672
SAP AG (Application Software) .........................           1,300          274,356
ThyssenKrupp AG (Steel) ...............................           1,827           62,557
                                                                          --------------
                                                                               5,122,707
                                                                          --------------

GREECE--0.4%
Alpha Bank A.E. (Diversified Banks) ...................          16,940          422,075

HONG KONG--2.0%
Bank of East Asia, Ltd. (Diversified Banks) ...........          27,200          111,899

Cheung Kong Holdings Ltd. (Real Estate
Management & Development) .............................          32,000          346,729

China Mobile Ltd. (Wireless Telecommunication
Services) .............................................          51,000          291,567

China Netcom Group Corp. (Integrated
Telecommunication Services) ...........................          86,000          150,599

Guangdong Investments Ltd. (Industrial
Conglomerates) ........................................         592,000          226,775

Jiangxi Copper Co. Ltd. (Diversified Metals &
Mining) ...............................................         147,000          136,281

Solomon Systech International Ltd.
(Semiconductors) ......................................         752,000          189,784

Sun Hung Kai Properties Ltd. (Real Estate
Management & Development) .............................          29,000          295,739

Television Broadcasts Ltd. (Broadcasting &
Cable TV) .............................................          39,000          241,041

VTech Holdings Ltd. (Communications Equipment) ........          46,907          244,613
                                                                          --------------
                                                                               2,235,027
                                                                          --------------

                                                             SHARES           VALUE
                                                          -------------   --------------
ITALY--1.6%
ENI S.p.A. (Integrated Oil & Gas)(d) ..................          36,614   $    1,078,521

Fondiaria - Sai S.p.A. (Property & Casualty
Insurance) ............................................           5,500          224,832

UniCredito Italiano S.p.A. (Diversified Banks) ........          56,900          445,401
                                                                          --------------
                                                                               1,748,754
                                                                          --------------

JAPAN--13.1%
ABILIT Corp. (Leisure Products) .......................           4,500           44,119
AEON Co. Ltd. (Hypermarkets & Super Centers) ..........          37,100          813,710
Canon, Inc. (Office Electronics)(d) ...................          15,300          750,026
Central Japan Railway Co. (Railroads) .................               8           79,692
Daiwa House Industry Co. Ltd. (Homebuilding)(d) .......          16,000          255,855
Diamond Lease Co. Ltd. (Consumer Finance) .............           1,100           54,692

Fujikura Ltd. (Electrical Components &
Equipment)(d) .........................................           7,000           77,254
Kaneka Corp. (Commodity Chemicals) ....................           9,000           81,790
Kanto Auto Works Ltd. (Auto Parts & Equipment) ........           1,700           20,901
Kao Corp. (Household Products) ........................          13,000          340,222

KDDI Corp. (Wireless Telecommunication
Services) .............................................              50          307,148

Keyence Corp. (Electronic Equipment
Manufacturers) ........................................           1,100          280,863

Makita Corp. (Household Appliances)(d) ................           4,100          129,692
Mazda Motor Corp. (Automobile Manufacturers)(d) .......          45,000          281,938

Millea Holdings, Inc. (Property & Casualty
Insurance) ............................................              30          558,371

Mitsui Sumitomo Insurance Co. Ltd. (Property &
Casualty Insurance) ...................................          26,000          326,477

Mitsui Trust Holdings, Inc. (Diversified Banks)  ......          26,000          312,391
Mizuho Financial Group, Inc. (Diversified Banks) ......             127        1,075,350
Momiji Holdings, Inc. (Regional Banks)(b)  ............              17           41,594

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) ..............................           7,800          506,414

Nikko Cordial Corp. (Investment Banking &
Brokerage)(d) .........................................          24,000          307,026

Nippon Oil Corp. (Oil & Gas Refining & Marketing) .....          59,000          431,003

Nissan Diesel Motor Co. Ltd. (Construction &
Farm Machinery & Heavy Trucks) ........................          16,000           81,370

Nissin Kogyo Co. Ltd (Auto Parts & Equipment)(d) ......          19,200          354,002

Nomura Holdings, Inc. (Investment Banking &
Brokerage)(d) .........................................          16,700          313,016

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) .............................................             214          314,156


                        See Notes to Financial Statements                     51

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
JAPAN--CONTINUED
OMRON Corp. (Electronic Equipment
Manufacturers) ........................................          16,100   $      410,097

ORIX Corp. (Consumer Finance) .........................           3,600          879,238

SBI Holdings, Inc. (Asset Management & Custody
Banks)(d) .............................................             343          151,359

Secom Co. Ltd. (Specialized Consumer Services) ........           8,500          401,826
Sega Sammy Holdings, Inc. (Leisure Products) ..........           3,100          114,855
Sekisui House Ltd. (Homebuilding) .....................          32,000          439,287
Sharp Corp. (Consumer Electronics) ....................          20,000          315,973
Shinsei Bank Ltd. (Regional Banks) ....................          55,000          348,436

Sumitomo Metal Mining Co. Ltd (Diversified
Metals & Mining) ......................................          35,000          456,309

Sumitomo Trust & Banking Co. Ltd. (The)
(Diversified Banks) ...................................          60,000          655,365

Suzuki Motor Corp. (Automobile Manufacturers) .........          16,000          346,033
Tokyo Electric Power Co., Inc. (The) (Electric
Utilities) ............................................          11,500          317,546

Tokyo Electron Ltd. (Semiconductor Equipment) .........           9,000          629,151
West Japan Railway Co. (Railroads) ....................               1            4,151

Yamaha Motor Co. Ltd. (Motorcycle
Manufacturers)(d) .....................................          32,400          846,522

Yamato Kogyo Co. Ltd. (Steel) .........................           4,700          105,138
                                                                          --------------
                                                                              14,560,358
                                                                          --------------

MALAYSIA--0.2%
British American Tobacco Malaysia Berhad
(Tobacco) .............................................           1,200           12,900

DiGi.Com Berhad (Integrated Telecommunication
Services)(b) ..........................................          58,700          174,127

Shell Refining Co. (Oil & Gas Refining &
Marketing) ............................................           4,700           12,919

Telekom Malaysia Berhad (Integrated
Telecommunication Services) ...........................          15,600           38,421
                                                                          --------------
                                                                                 238,367
                                                                          --------------

NETHERLANDS--2.9%
ABN AMRO Holding N.V. (Diversified Banks) .............             130            3,557
Akzo Nobel N.V. (Diversified Chemicals) ...............           6,196          334,118
ASML Holding N.V. (Semiconductor Equipment)(b) ........          15,700          318,084

ING Groep N.V. (Other Diversified Financial
Services) .............................................          55,979        2,200,267

Unilever N.V. - CVA (Packaged Foods & Meats)(d) .......             244            5,533
Wolters Kluwer N.V. (Publishing & Printing) ...........          15,800          373,260
                                                                          --------------
                                                                               3,234,819
                                                                          --------------

                                                             SHARES           VALUE
                                                          -------------   --------------
NORWAY--0.3%
Orkla ASA (Industrial Conglomerates) ..................             420   $       19,465
Statoil ASA (Integrated Oil & Gas) ....................          10,800          306,222
                                                                          --------------
                                                                                 325,687
                                                                          --------------

RUSSIA--0.4%
LUKOIL Sponsored ADR (Integrated Oil & Gas) ...........           3,800          317,680

Mobile TeleSystems OJSC Sponsored ADR
(Wireless Telecommunication Services) .................           6,400          188,416
                                                                          --------------
                                                                                 506,096
                                                                          --------------

SINGAPORE--0.4%
SembCorp Industries Ltd. (Industrial
Conglomerates) ........................................          32,000           65,502

Singapore Airlines Ltd. (Airlines) ....................          12,000           96,282

StarHub Ltd. (Wireless Telecommunication
Services) .............................................          44,000           63,380

United Overseas Bank Ltd. (Diversified Banks) .........          22,000          216,824
                                                                          --------------
                                                                                 441,988
                                                                          --------------

SOUTH KOREA--0.3%
LG Telecom Ltd. (Communications Equipment)(b) .........          23,190          303,089

SPAIN--2.1%
Actividades de Construccion y Servicios SA
(Construction & Engineering)(d) .......................           5,699          237,705

Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks)(d) .............................................          27,623          568,126

Banco Santander Central Hispano SA (Diversified
Banks) ................................................          96,919        1,415,672

Corporacion Mapfre SA (Multi-line Insurance) ..........           3,528           65,115
                                                                          --------------
                                                                               2,286,618
                                                                          --------------

SWEDEN--1.3%
JM AB (Construction & Engineering) ....................           3,200           50,912
Lindex AB (Apparel Retail)(d) .........................             800           11,394
Nordea Bank AB (Diversified Banks) ....................          98,000        1,171,084

Securitas AB Class B (Diversified Commercial &
Professional Services) ................................          14,100          270,372
                                                                          --------------
                                                                               1,503,762
                                                                          --------------

SWITZERLAND--3.3%
Actelion Ltd. Registered Shares (Biotechnology)(b) ....             576           58,045

Credit Suisse Group Registered Shares
(Diversified Capital Markets) .........................          20,030        1,120,651

Novartis AG Registered Shares (Pharmaceuticals)  ......          12,500          676,864

Roche Holding AG Registered Shares
(Pharmaceuticals) .....................................           5,500          909,206


52                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------
SWITZERLAND--CONTINUED
UBS AG Registered Shares (Diversified Capital
Markets) ..............................................           3,800   $      416,507

Zurich Financial Services AG Registered Shares
(Multi-line Insurance)(d) .............................           2,100          460,349
                                                                          --------------
                                                                               3,641,622
                                                                          --------------

TAIWAN--0.6%
Chunghwa Telecom Co., Ltd. (Integrated
Telecommunication Services) ...........................          71,000          128,284

Taiwan Semiconductor Manufacturing Co. Ltd.
Sponsored ADR (Semiconductors) ........................          55,426          508,812
                                                                          --------------
                                                                                 637,096
                                                                          --------------

THAILAND--0.4%
Advanced Info Service PCL NVDR (Wireless
Telecommunication Services) ...........................          86,000          203,043

Bangkok Bank PCL NVDR (Regional Banks) ................          81,200          217,272
                                                                          --------------
                                                                                 420,315
                                                                          --------------

TURKEY--0.0%
KOC Holding AS (Automobile Manufacturers)(b) ..........           4,287           12,786

UNITED KINGDOM--12.4%
Antofagasta plc (Diversified Metals & Mining) .........         108,185          836,240

Ashtead Group plc (Trading Companies &
Distributors) .........................................          34,864          107,989

AstraZeneca plc (Pharmaceuticals) .....................          31,684        1,912,395
Aviva plc (Multi-line Insurance) ......................          29,500          417,594
BAE Systems plc (Aerospace & Defense) .................          41,000          280,336
Barclays plc (Diversified Banks) ......................          28,600          324,994
British American Tobacco plc (Tobacco) ................          60,000        1,511,179

British Sky Broadcasting plc (Broadcasting &
Cable TV) .............................................          35,000          371,184

Drax Group plc (Electric Utilities)(b) ................          16,218          246,523
Emap plc (Publishing & Printing) ......................          97,178        1,530,171
GlaxoSmithKline plc (Pharmaceuticals) .................          38,400        1,072,959
HSBC Holdings plc (Diversified Banks) .................          45,248          796,151

Legal & General Group plc (Life & Health
Insurance) ............................................         172,300          408,630

Marks & Spencer Group plc (Department Stores) .........          63,098          684,922

Michael Page International plc (Human Resources
& Employment Services) ................................          23,656          153,326

National Grid plc (Multi-Utilities) ...................          28,212          305,195
NETeller plc (Other Diversified Financial Services)(b)           15,300          168,626
Next plc (Department Stores) ..........................          11,050          333,480

                                                             SHARES           VALUE
                                                          -------------   --------------
UNITED KINGDOM--CONTINUED
Rolls-Royce Group plc (Aerospace & Defense)(b) ........          45,562   $      348,811

Rolls-Royce Group plc Class B (Aerospace &
Defense) ..............................................       3,258,236            6,176

Scottish & Newcastle plc (Brewers) ....................          38,100          359,145
Smiths Group plc (Industrial Conglomerates) ...........          20,000          329,530
Sportingbet plc (Casinos & Gaming) ....................           9,921           72,192
Standard Chartered plc (Diversified Banks) ............          17,692          431,855

Vodafone Group plc (Wireless Telecommunication
Services) .............................................         369,000          786,420
                                                                          --------------
                                                                              13,796,023
                                                                          --------------

UNITED STATES--1.7%
AEGON N.V. (Life & Health Insurance) ..................          25,505          436,156

Ingersoll-Rand Co. Ltd. Class A (Industrial
Machinery) ............................................          13,100          560,418
Royal Dutch Shell plc Class A (Integrated Oil &
Gas)(g) ...............................................          19,000          639,459

Royal Dutch Shell plc Class A (Integrated Oil &
Gas)(f) ...............................................           3,065          103,104

Tyco International Ltd. (Industrial Conglomerates) ....           5,100          140,250
                                                                          --------------
                                                                               1,879,387
                                                                          --------------
VENEZUELA--0.1%
Compania Anonima Nacional Telefonos de
Venezuela ADR (Integrated Telecommunication
Services) .............................................           4,600           90,390
----------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $57,188,049)                                                 68,555,770
----------------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--0.6%
SPDR Trust Series I(d) ................................           5,200          661,856
----------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $646,771)                                                       661,856
----------------------------------------------------------------------------------------

FOREIGN PREFERRED STOCKS (c) -- 0.3%

GERMANY--0.3%
Porsche AG Pfd 0.67% (Automobile
Manufacturers) ........................................             348          336,400
----------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $268,398)                                                       336,400
----------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $97,284,518)                                                109,665,985
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements                       53

PHOENIX WORLDWIDE STRATEGIES FUND


                                                             SHARES           VALUE
                                                          -------------   --------------

SHORT-TERM INVESTMENTS--14.0%

MONEY MARKET MUTUAL FUNDS(e)--13.1%
State Street Navigator Prime Plus (5.06% seven
day effective yield) ..................................      14,528,306   $   14,528,306

                                                               PAR
                                                              VALUE
                                                              (000)
                                                          -------------
COMMERCIAL PAPER(h)--0.9%
Clipper Receivables Co. LLC 5.30%, 7/3/06 .............   $         835          834,754

Goldman Sachs Group, Inc. (The) 5.26%,
7/3/06 ................................................             203          202,941
                                                                          --------------
                                                                               1,037,695
                                                                          --------------
----------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $15,566,001) .........................                       15,566,001
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS--112.8%
(IDENTIFIED COST $112,850,519) ........................                      125,231,986(a)

Other assets and liabilities, net--(12.8)% ............                      (14,227,741)
                                                                          --------------
NET ASSETS--100.0% ....................................                   $  111,004,245
                                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,272,486 and gross depreciation of $2,311,831 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $113,271,331.

(b) Non-income producing.

(c) A common stock and a preferred stock are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) All or a portion of security is on loan.

(e) Represents security purchased with cash collateral received for securities on loan.

(f) Shares traded on Amsterdam Exchange.

(g) Shares traded on London Exchange.

(h) The rate shown is the discount rate.


54                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace & Defense.................................................      2.0%
Air Freight & Logistics.............................................      0.1
Airlines............................................................      1.1
Apparel Retail......................................................      0.2
Apparel, Accessories & Luxury Goods.................................      0.2
Application Software................................................      0.4
Asset Management & Custody Banks....................................      0.9
Auto Parts & Equipment..............................................      0.3
Automobile Manufacturers............................................      1.1
Biotechnology.......................................................      0.1
Brewers.............................................................      0.3
Broadcasting & Cable TV.............................................      0.9
Building Products...................................................      0.2
Casinos & Gaming....................................................      0.1
Coal & Consumable Fuels.............................................      0.2
Commercial Printing.................................................      0.1
Commodity Chemicals.................................................      0.1
Communications Equipment............................................      2.0
Computer Hardware...................................................      1.4
Computer Storage & Peripherals......................................      0.1
Construction & Engineering..........................................      0.4
Construction & Farm Machinery & Heavy Trucks........................      0.3
Construction Materials..............................................      0.3
Consumer Electronics................................................      0.3
Consumer Finance....................................................      1.3
Data Processing & Outsourced Services...............................      0.2
Department Stores...................................................      1.7
Diversified Banks...................................................     11.2
Diversified Capital Markets.........................................      1.5
Diversified Chemicals...............................................      0.8
Diversified Commercial & Professional Services......................      0.3
Diversified Metals & Mining.........................................      3.1
Electric Utilities..................................................      1.1
Electrical Components & Equipment...................................      0.4
Electronic Equipment Manufacturers..................................      1.1
Electronic Manufacturing Services...................................      0.1
Exchange Traded Funds...............................................      0.6
Food Retail.........................................................      0.1
Footwear............................................................      0.4
General Merchandise Stores..........................................      0.0(1)
Gold................................................................      0.5
Health Care Distributors............................................      0.4%
Health Care Equipment...............................................      0.5
Health Care Services................................................      0.3
Health Care Supplies................................................      0.1
Heavy Electrical Equipment..........................................      0.3
Home Improvement Retail.............................................      0.5
Homebuilding........................................................      0.6
Household Appliances................................................      0.4
Household Products..................................................      0.9
Housewares & Specialties............................................      0.2
Human Resources & Employment Services...............................      0.2
Hypermarkets & Super Centers........................................      1.3
IT Consulting & Other Services......................................      0.4
Independent Power Producers & Energy Traders........................      0.1
Industrial Conglomerates............................................      1.5
Industrial Machinery................................................      1.9
Insurance Brokers...................................................      0.1
Integrated Oil & Gas................................................      7.8
Integrated Telecommunication Services...............................      2.2
Internet Retail.....................................................      0.1
Internet Software & Services........................................      0.1
Investment Banking & Brokerage......................................      1.2
Leisure Products....................................................      0.1
Life & Health Insurance.............................................      2.2
Life Sciences Tools & Services......................................      0.4
Managed Health Care.................................................      0.8
Metal & Glass Containers............................................      0.1
Mortgage REIT's.....................................................      0.1
Motorcycle Manufacturers............................................      0.8
Movies & Entertainment..............................................      1.2
Multi-Utilities.....................................................      0.7
Multi-line Insurance................................................      2.0
Office Electronics..................................................      0.7
Office REIT's.......................................................      0.2
Oil & Gas Drilling..................................................      0.2
Oil & Gas Equipment & Services......................................      0.2
Oil & Gas Exploration & Production..................................      1.1
Oil & Gas Refining & Marketing......................................      0.5
Other Diversified Financial Services................................      5.1
Packaged Foods & Meats..............................................      0.8
Pharmaceuticals.....................................................      7.4


                        See Notes to Financial Statements                     55

PHOENIX WORLDWIDE STRATEGIES FUND


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Property & Casualty Insurance.......................................      2.1%
Publishing & Printing...............................................      1.7
Railroads...........................................................      0.3
Real Estate Management & Development................................      0.8
Regional Banks......................................................      0.9
Restaurants.........................................................      0.5
Retail REIT's.......................................................      0.0(1)
Semiconductor Equipment.............................................      1.0
Semiconductors......................................................      1.9
Soft Drinks.........................................................      0.5
Specialized Consumer Services.......................................      0.4
Specialty Chemicals.................................................      0.1
Specialty Stores....................................................      0.1
Steel...............................................................      0.7
Systems Software....................................................      1.1
Technology Distributors.............................................      0.1
Tires & Rubber......................................................      0.0(1)
Tobacco.............................................................      2.0
Trading Companies & Distributors....................................      0.1
Wireless Telecommunication Services.................................      2.5
                                                                        -----
                                                                        100.0%
                                                                        =====

(1) Amount is less than 0.05%.


56                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2006

ASSETS
Investment securities at value, including $13,915,088 of
    securities on loan
    (Identified cost $112,850,519)                             $  125,231,986
Foreign currency at value
    (Identified cost $15,369)                                          15,769
Cash                                                                   46,291
Receivables
    Investment securities sold                                      1,887,563
    Dividends                                                         393,590
    Tax reclaims                                                       52,595
    Fund shares sold                                                   10,454
Trustee retainer                                                        1,747
Prepaid expenses                                                       19,764
                                                               --------------
       Total assets                                               127,659,759
                                                               --------------
LIABILITIES
Payables
    Investment securities purchased                                 1,868,854
    Fund shares repurchased                                            62,772
    Upon return of securities loaned                               14,528,306
    Investment advisory fee                                            66,691
    Transfer agent fee                                                 43,312
    Distribution and service fees                                      27,182
    Financial agent fee                                                11,634
    Other accrued expenses                                             46,763
                                                               --------------
       Total liabilities                                           16,655,514
                                                               --------------
NET ASSETS                                                     $  111,004,245
                                                               ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $  103,828,139
Undistributed net investment income                                   729,981
Accumulated net realized loss                                      (5,938,255)
Net unrealized appreciation                                        12,384,380
                                                               --------------
NET ASSETS                                                     $  111,004,245
                                                               ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $102,782,749)              10,428,029
Net asset value per share                                              $ 9.86
Offering price per share $9.86/(1-5.75%)                               $10.46

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $5,395,384)                   600,977
Net asset value and offering price per share                           $ 8.98

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,826,112)                   315,856
Net asset value and offering price per share                           $ 8.95

                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME
Dividends                                                      $    2,663,752
Interest                                                               92,108
Security lending                                                       18,784
Foreign taxes withheld                                               (155,221)
                                                               --------------
       Total investment income                                      2,619,423
                                                               --------------
EXPENSES
Investment advisory fee                                               941,846
Service fees, Class A                                                 256,034
Distribution and service fees, Class B                                 53,605
Distribution and service fees, Class C                                 30,311
Financial agent fee                                                   116,377
Transfer agent                                                        256,274
Custodian                                                              87,971
Printing                                                               51,067
Registration                                                           45,146
Professional                                                           37,739
Trustees                                                               29,316
Miscellaneous                                                          43,736
                                                               --------------
       Total expenses                                               1,949,422
Less advisory fees waived                                            (110,805)
Custodian fees paid indirectly                                           (800)
                                                               --------------
       Net expenses                                                 1,837,817
                                                               --------------
NET INVESTMENT INCOME (LOSS)                                          781,606
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                            20,678,330
Net realized gain (loss) on foreign currency transactions              17,641
Net change in unrealized appreciation (depreciation)
    on investments                                                 (2,602,687)
Net change in unrealized appreciation (depreciation)
    on foreign currency transactions and translation                    8,075
                                                               --------------
NET GAIN (LOSS) ON INVESTMENTS                                     18,101,359
                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $   18,882,965
                                                               ==============


                        See Notes to Financial Statements                     57

PHOENIX WORLDWIDE STRATEGIES FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended       Year Ended
                                                                                June 30, 2006    June 30, 2005
                                                                                --------------   --------------
FROM OPERATIONS
    Net investment income (loss)                                                $      781,606   $    1,036,568
    Net realized gain (loss)                                                        20,695,971        7,786,341
    Net change in unrealized appreciation (depreciation)                            (2,594,612)       1,868,312
                                                                                --------------   --------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     18,882,965       10,691,221
                                                                                --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class A                                                  (1,060,641)      (1,259,036)
    Net investment income, Class B                                                     (24,338)         (32,323)
    Net investment income, Class C                                                     (14,105)         (18,474)
                                                                                --------------   --------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (1,099,084)      (1,309,833)
                                                                                --------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares (281,495 and 451,797 shares, respectively)         2,664,621        3,693,803
    Net asset value of shares issued from reinvestment of distributions
      (104,432 and 133,507 shares, respectively)                                       961,829        1,122,793
    Cost of shares repurchased (1,940,792 and 2,538,875 shares, respectively)      (17,756,568)     (20,564,708)
                                                                                --------------   --------------
Total                                                                              (14,130,118)     (15,748,112)
                                                                                --------------   --------------
CLASS B
    Proceeds from sales of shares (96,403 and 114,451 shares, respectively)            825,530          863,208
    Net asset value of shares issued from reinvestment of distributions
      (2,804 and 3,950 shares, respectively)                                            23,607           30,419
    Cost of shares repurchased (164,735 and 301,329 shares, respectively)           (1,405,383)      (2,225,452)
                                                                                --------------   --------------
Total                                                                                 (556,246)      (1,331,825)
                                                                                --------------   --------------
CLASS C
    Proceeds from sales of shares (37,167 and 40,869 shares, respectively)             296,486          304,320
    Net asset value of shares issued from reinvestment of distributions
      (1,425 and 1,921 shares, respectively)                                            11,952           14,756
    Cost of shares repurchased (100,035 and 135,956 shares, respectively)             (842,147)        (992,548)
                                                                                --------------   --------------
Total                                                                                 (533,709)        (673,472)
                                                                                --------------   --------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (15,220,073)     (17,753,409)
                                                                                --------------   --------------
    NET INCREASE (DECREASE) IN NET ASSETS                                            2,563,808       (8,372,021)

NET ASSETS
    Beginning of period                                                            108,440,437      116,812,458
                                                                                --------------   --------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
       $729,981 AND $547,673, RESPECTIVELY)                                     $  111,004,245   $  108,440,437
                                                                                ==============   ==============


58                      See Notes to Financial Statements

PHOENIX WORLDWIDE STRATEGIES FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                              --------------------------------------------------------------------------

                                                                         YEAR ENDED JUNE 30,
                                              --------------------------------------------------------------------------
                                                 2006            2005            2004            2003           2002
Net asset value, beginning of period          $      8.38     $      7.72     $      6.37     $      7.03    $      7.87
INCOME FROM INVESTMENT OPERATIONS

    Net investment income (loss)(1)                  0.07            0.08            0.03            0.05           0.03
    Net realized and unrealized gain (loss)          1.51            0.68            1.41           (0.71)         (0.84)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS              1.58            0.76            1.44           (0.66)         (0.81)
                                              -----------     -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income            (0.10)          (0.10)          (0.09)             --             --
    Distributions from net realized gains              --              --              --              --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                          (0.10)          (0.10)          (0.09)             --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
Change in net asset value                            1.48            0.66            1.35           (0.66)         (0.84)
                                              -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                $      9.86     $      8.38     $      7.72     $      6.37    $      7.03
                                              ===========     ===========     ===========     ===========    ===========
Total return(2)                                     18.90%           9.80%          22.65%          (9.39)%       (10.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $   102,783     $   100,469     $   107,520     $    98,135    $   125,216
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                           1.60%           1.57%           1.62%           1.73 %         1.56 %
    Gross operating expenses                         1.70%           1.57%           1.62%           1.73 %         1.56 %
    Net investment income (loss)                     0.76%           0.97%           0.46%           0.81 %         0.39 %
Portfolio turnover                                    124%             49%            122%            160 %           99 %

                                                                               CLASS B
                                              --------------------------------------------------------------------------

                                                                         YEAR ENDED JUNE 30,
                                              --------------------------------------------------------------------------
                                                 2006            2005            2004            2003           2002
Net asset value, beginning of period          $      7.65     $      7.05     $      5.81     $      6.46    $      7.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                    --(3)         0.02           (0.02)             --(3)       (0.03)
    Net realized and unrealized gain (loss)          1.37            0.63            1.28           (0.65)         (0.77)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS              1.37            0.65            1.26           (0.65)         (0.80)
                                              -----------     -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income            (0.04)          (0.05)          (0.02)             --             --
    Distributions from net realized gains              --              --              --              --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                          (0.04)          (0.05)          (0.02)             --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
Change in net asset value                            1.33            0.60            1.24           (0.65)         (0.83)
                                              -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                $      8.98     $      7.65     $      7.05     $      5.81    $      6.46
                                              ===========     ===========     ===========     ===========    ===========
Total return(2)                                     17.92%           9.14%          21.78 %        (10.20)%       (10.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $     5,395     $     5,096     $     5,987     $     6,730    $     9,119
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                           2.35%           2.32%           2.37 %          2.48 %         2.31 %
    Gross operating expenses                         2.45%           2.32%           2.37 %          2.48 %         2.31 %
    Net investment income (loss)                     0.01%           0.23%          (0.34)%          0.04 %        (0.38)%
Portfolio turnover                                    124%             49%            122 %           160 %           99 %

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.

(3) Amount is less than $0.01.


                        See Notes to Financial Statements                     59

PHOENIX WORLDWIDE STRATEGIES FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS C
                                              --------------------------------------------------------------------------

                                                                         YEAR ENDED JUNE 30,
                                              --------------------------------------------------------------------------
                                                 2006            2005            2004            2003           2002
Net asset value, beginning of period          $      7.62     $      7.03     $      5.80     $      6.45    $      7.28
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)                   --(3)          0.02           (0.01)          (0.01)         (0.03)
    Net realized and unrealized gain (loss)          1.37            0.62            1.27           (0.64)         (0.77)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS              1.37            0.64            1.26           (0.65)         (0.80)
                                              -----------     -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income            (0.04)          (0.05)          (0.03)             --             --
    Distributions from net realized gains              --              --              --              --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                          (0.04)          (0.05)          (0.03)             --          (0.03)
                                              -----------     -----------     -----------     -----------    -----------
Change in net asset value                            1.33            0.59            1.23           (0.65)         (0.83)
                                              -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                $      8.95     $      7.62     $      7.03     $      5.80    $      6.45
                                              ===========     ===========     ===========     ===========    ===========
Total return(2)                                     17.99 %          9.03%          21.66 %        (10.08)%       (11.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $     2,826     $     2,876     $     3,306     $     2,407    $     3,811
RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                           2.35 %          2.32%           2.37 %          2.48 %         2.31 %
    Gross operating expenses                         2.45 %          2.32%           2.37 %          2.48 %         2.31 %
    Net investment income (loss)                    (0.03)%          0.22%          (0.18)%         (0.10)%        (0.39)%
Portfolio turnover                                    124 %            49%            122 %           160 %           99 %

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.

(3) Amount is less than $0.01.


60                      See Notes to Financial Statements

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006


1. ORGANIZATION

      Phoenix Equity Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently five funds are offered for sale (each a "Fund"). The Phoenix Mid-Cap Value Fund ("Mid-Cap Value Fund") is diversified and has an investment objective of long-term growth of capital. The Phoenix Pathfinder Fund ("Pathfinder Fund") is diversified and has an investment objective of long-term capital appreciation. The Phoenix Relative Value Fund ("Relative Value Fund") is diversified and has an investment objective of long-term capital appreciation. The Phoenix Total Value Fund ("Total Value Fund") is diversified and has an investment objective of long-term capital appreciation. The Phoenix Worldwide Strategies Fund ("Worldwide Strategies Fund") is diversified and has an investment objective of capital appreciation.

      The Funds offer the following classes of shares for sale:

                                 Class A   Class B   Class C
                                 -------   -------   -------
Mid-Cap Value Fund............      X         --        X
Pathfinder Fund...............      X         --        X
Relative Value Fund...........      X         --        X
Total Value Fund..............      X         --        X
Worldwide Strategies Fund.....      X          X        X

      Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its sharehol ders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing


                        See Notes to Financial Statements                     61

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (CONTINUED)


the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely- than-not to be sustained as of the adoption date. As of June 30, 2006, the Funds have not completed their evaluation of the impact that will result from adopting FIN 48.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. SECURITIES LENDING:

      Certain Funds may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

I. REIT INVESTMENTS:

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC") (the "Adviser"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the Mid-Cap Value Fund; and for the Pathfinder Fund, Relative Value Fund, and Total Value Fund PIC is entitled to a fee at an annual rate of 0.80% of each fund's average daily net assets. For the Worldwide Strategies Fund, PIC is entitled to a fee based on the following percentages of the fund's average daily net assets:

                   1st $1        $1-2          $2+
                  Billion       Billion      Billion
                 ---------     ---------    ---------
                   0.85%         0.80%        0.75%

      For the Worldwide Strategies Fund, PIC has contractually agreed to waive investment advisory fees in the amount of 0.10% through September 30, 2006.

      The Adviser has contractually agreed to limit each Fund's operating expenses (excluding interest, taxes and extraordinary expenses) through October 31, 2006, so that such expenses do not exceed the following percentages of average annual net assets.

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (CONTINUED)


                                               Class A          Class C
                                              ---------        ---------
Mid-Cap Value Fund......................        1.25%            2.00%
Pathfinder Fund.........................        1.40%            2.15%
Relative Value Fund.....................        1.40%            2.15%
Total Value Fund........................        1.40%            2.15%

      The Adviser will not seek to recapture any prior years' operating expenses reimbursed or waived investment advisory fees.

      Sasco Capital, Inc. ("Sasco") is the subadviser to the Mid-Cap Value Fund. For its services, PIC pays Sasco a fee which is calculated at the annual rate of 47.5% of the gross investment management fee.

      Acadian Asset Management, Inc. ("Acadian") is the subadviser to the Pathfinder Fund. For its services, PIC pays Acadian a fee which is calculated at a rate equal to 50% of the gross investment management fee.

      Golden Capital Management, LLC ("Golden") is the subadviser to the Relative Value Fund. For its services, PIC pays Golden a fee based on the assets managed by Golden as follows:

                                                      1st $50     Greater than
                                                      Million     $50 Million
                                                     ---------   --------------
Subadvisory Fee.........................               0.45%         0.40%

      Acadian is one of three subadvisers to the Total Value Fund. For its services, PIC pays Acadian a fee on the assets managed by Acadian which is calculated at a rate equal to 50% of the gross investment management fee.

      Golden is one of three subadvisers to the Total Value Fund. For its services, PIC pays Golden a fee on the assets managed by Golden as follows:

                                                      1st $50     Greater than
                                                      Million     $50 Million
                                                     ---------   --------------
Subadvisory Fee.........................               0.45%         0.40%

      Harris Investment Management, Inc. ("Harris" ) is one of three subadvisers to the Total Value Fund. For its services, PIC pays Harris a fee on the assets managed by Harris as follows:

                                                      1st $25     Greater than
                                                      Million     $25 Million
                                                     ---------   --------------
Subadvisory Fee.........................               0.50%         0.40%

      Acadian and New Star Institutional Managers Limited ("New Star") are subadvisers to the international portion of the Worldwide Strategies Fund. For its services, PIC pays Acadian a fee on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian as follows:

                                        1st $200     $200-500     Greater than
                                        Million      Million      $500 Million
                                       ----------   ----------   --------------
Subadvisory Fee...................       0.50%        0.40%          0.35%

      For its services, PIC pays New Star a fee on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star as follows:

                                                     1st $100     Greater than
                                                     Million      $100 Million
                                                    ----------   --------------
Subadvisory Fee........................               0.50%          0.40%

      Engemann Asset Management ("Engemann") is the subadviser for the domestic portion of the Worldwide Strategies Fund. For its services, PIC pays Engemann a fee on the assets managed by Engemann calculated at a rate equal to 50% of the gross investment management fee.

      As distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended June 30, 2006, as follows:

                               Class A        Class A         Class B         Class C
                             Net Selling     Deferred        Deferred        Deferred
                             Commissions   Sales Charges   Sales Charges   Sales Charges
                             -----------   -------------   -------------   -------------
Mid-Cap Value Fund ......     $ 115,075     $        36     $        --     $    50,782
Pathfinder Fund .........            12               3              --              49
Relative Value Fund .....           287              --              --             241
Total Value Fund ........           313              --              --               1
Worldwide Strategies Fund         3,529              --           6,070             213

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended June 30, 2006, the Trust incurred financial agent fees totaling $399,831.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended June 30, 2006, transfer agent fees were $845,979 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                  Transfer Agent
                                                   Fee Retained
                                                 ----------------
Mid-Cap Value Fund.........................        $    162,140
Worldwide Strategies Fund..................              88,958

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (CONTINUED)


      At June 30, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares which aggregated the following:

                                                                Aggregate Net
                                                   Shares        Asset Value
                                                 -----------   ---------------
Mid-Cap Value Fund Class A ...............          333,864      $ 7,251,526
Mid-Cap Value Fund Class C ...............              919           19,786
Pathfinder Fund Class A ..................          190,689        2,135,717
Pathfinder Fund Class C ..................           10,005          111,856
Relative Value Fund Class A ..............          190,187        1,932,300
Relative Value Fund Class C ..............           10,000          101,000
Total Value Fund Class A .................        2,519,179       27,282,709
Total Value Fund Class C .................           30,000          323,700

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended June 30, 2006, were as follows:

                                                Purchases          Sales
                                              --------------   --------------
Mid-Cap Value Fund .......................     $168,323,641     $ 35,349,152
Pathfinder Fund ..........................        6,562,681        3,508,632
Relative Value Fund ......................        3,113,087          775,320
Total Value Fund .........................       45,374,696       19,436,542
Worldwide Strategies Fund ................      134,213,983      146,850,393

      There were no purchases or sales of long-term U.S. Government and agency securities for the period ended June 30, 2006.

5. 10% SHAREHOLDERS

      At June 30, 2006, certain Funds had individual shareholder accounts and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below. Some of the shareholders are affiliated with PNX.

                                                % of Shares
                                                Outstanding
                                               -------------
Mid-Cap Value Fund .......................         11.4%
Pathfinder Fund ..........................         83.8
Relative Value Fund ......................         80.8
Total Value Fund .........................         93.1

6. ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      At June 30, 2006, the Pathfinder Fund, the Relative Value Fund and the Total Value Fund held securities issued by various companies in the financial sector comprising 34%, 25% and 33% of the total net assets of each Fund, respectively. The Worldwide Strategies Fund held securities issued by various companies from the United States comprising 34% of the total net assets of the Fund.

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

PHOENIX EQUITY TRUST FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (CONTINUED)


9. FEDERAL INCOME TAX INFORMATION

      The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                                   Expiration Year
                                        2011            2014           Total
                                    ------------    ------------    ------------
Relative Value Fund ............     $               $    5,717      $    5,717
Worldwide Strategies
   Fund ........................      5,610,006              --       5,610,006

      The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

      For the period ended June 30, 2006, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Mid-Cap Value Fund .............     $    70,344
Worldwide Strategies
   Fund ........................      20,357,135

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For period ended June 30, 2006, the Funds deferred and recognized post-October losses as follows:

                                                Capital Loss      Currency Loss
                                                  Deferred         Recognized
                                               ---------------   ---------------
Relative Value Fund ......................         $32,529           $    --
Worldwide Strategies
   Fund ..................................              --            55,196

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                Undistributed     Undistributed
                                                  Ordinary          Long-Term
                                                   Income         Capital Gains
                                               ---------------   ---------------
Mid-Cap Value Fund .......................       $  237,042        $1,214,686
Pathfinder Fund ..........................           77,859               315
Relative Value Fund ......................               64                --
Total Value Fund .........................          527,207               589
Worldwide Strategies Fund ................          822,544                --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended June 30, 2006, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                 Capital Paid In    Accumulated   Undistributed
                                  on Shares of          Net            Net
                                   Beneficial        Realized      Investment
                                    Interest        Gain (Loss)   Income (Loss)
                                -----------------  ------------- ---------------
Total Value Fund ..............    $    (191)        $      --      $     191
Worldwide Strategies Fund .....           --          (499,786)       499,786

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

      For the fiscal year ended June 30, 2006, for federal income tax purposes, the percentages of the ordinary income dividends earned by the funds qualify for the dividends received deduction for corporate shareholders as detailed below:

Mid-Cap Value Fund .............           100%
Pathfinder Fund ................            55
Relative Value Fund ............           100
Total Value Fund ...............            77
Worldwide Strategies Fund ......            56

      For the fiscal year ended June 30, 2006, the funds hereby designate the below percentages, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders:

Mid-Cap Value Fund .............           100%
Pathfinder Fund ................            54
Relative Value Fund ............           100
Total Value Fund ...............            76
Worldwide Strategies Fund ......           100

      The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the fiscal year ended June 30, 2006, the following funds designated long-term capital gains dividends:

Mid-Cap Value Fund .............    $1,262,483
Pathfinder Fund ................           315
Total Value Fund ...............           589
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of Phoenix Equity Trust and Shareholders of:
Phoenix Mid-Cap Value Fund
Phoenix Pathfinder Fund
Phoenix Relative Value Fund
Phoenix Total Value Fund and
Phoenix Worldwide Strategies Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Mid-Cap Value Fund, Phoenix Pathfinder Fund, Phoenix Relative Value Fund, Phoenix Total Value Fund and Phoenix Worldwide Strategies Fund (constituting Phoenix Equity Trust, hereafter referred to as the "Funds") at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 22, 2006

FUND MANAGEMENT TABLES (UNAUDITED)


      Information pertaining to the Trustees and officers of the Trust as of June 30, 2006 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                      INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                               FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS             LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
     AND DATE OF BIRTH          TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway               Served since         71         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC      1993.                           (2001-present); Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                (1983-present); Trustee/Director, Realty Foundation of New York
New York, NY 10178                                             (1972-present); Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                    (2004-present); Pace University (Director/Trustee Emeritus)
                                                               (2003-present), Greater New York Councils, Boy Scouts of America
                                                               (1985-present); The Academy of Political Science (Vice Chairman)
                                                               (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                               Colgate University (Trustee Emeritus) (2004-present),
                                                               Director/Trustee, The Harlem Youth Development Foundation
                                                               (Chairman) (1998-2002); Metropolitan Transportation Authority
                                                               (Chairman) (1992-2001), Trism, Inc. (1994-2001); Consolidated
                                                               Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                               Insurance Company (1974-2002), Centennial Insurance Company
                                                               (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                               Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                               Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                               Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                               Josiah Macy, Jr. Foundation (1975-2004).
--------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne            Served since         71         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court         1993.
Elmore, GLOS, GL2 3NT
U.K.
DOB: 9/8/29
--------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries            Served since         72         Director, The Empire District Electric Company (1984-2004);
8477 Bay Colony Dr. #902       1995.                           Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
--------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.               Served since         69         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.      1993.                           (2001-present); Director/Trustee; Evergreen Funds (six
736 Market Street, Ste. 1430                                   portfolios). Trustee, Phoenix Funds Family (1980-present);
Chattanooga, TN 37402                                          Director, Diversapak (2002-present); Obaji Medical Products
DOB: 2/14/39                                                   Company (2002-present); Director, Lincoln Educational Services
                                                               (2002-2004); Chairman, Carson Products Company (cosmetics)
                                                               (1998-2000).
--------------------------------------------------------------------------------------------------------------------------------

                                                      INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                               FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS             LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
     AND DATE OF BIRTH          TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara          Served since         71         Retired. Trustee/Director, Phoenix Funds Complex (2001-present).
40 East 88th Street            2001.                           Managing Director, U.S. Trust Company of New York (private bank)
New York, NY 10128                                             (1982-2006).
DOB: 4/17/51
--------------------------------------------------------------------------------------------------------------------------------
James M. Oates(1)              Served since         69         Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
c/o Northeast Partners         1993.                           Markets, Inc.) (financial services) (1997-present);
150 Federal Street,                                            Trustee/Director, Phoenix Funds Family (1987-present); Managing
Suite 1000                                                     Director, Wydown Group (consulting firm) (1994-present);
Boston, MA 02110                                               Director, Investors Financial Service Corporation (1995-present);
DOB: 5/31/46                                                   Investors Bank & Trust Corporation (1995-present), Stifel
                                                               Financial (1996-present), Connecticut River Bancorp
                                                               (1998-present), Connecticut River Bank (1999-present), Trust
                                                               Company of New Hampshire (2002-present), Chairman, Emerson
                                                               Investment Management, Inc. (2000-present); Independent Chairman,
                                                               John Hancock Trust (since 2005); Trustee, John Hancock Funds II and John Hancock Funds III (since 2005); Trustee, John Hancock
                                                               Trust (2004-2005); Director/Trustee, AIB Govett Funds (six
                                                               portfolios) (1991-2000); Command Systems, Inc. (1998-2000);
                                                               Phoenix Investment Partners, Ltd. (1995-2001); 1Mind, Inc.
                                                               (formerly 1Mind.com) (2000-2002); Plymouth Rubber Co. (1995-
                                                               2003), Director and Treasurer, Endowment for Health, Inc.
                                                               (2000-2004).
--------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson            Served since         69         Managing Director, Northway Management Company (1998-present).
73 Briggs Way                  1993.                           Trustee/ Director, Phoenix Funds Family (1983-present).
Chatham, MA 02633
DOB: 2/16/46
--------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------------------------------------------------------------------------------------------------------
                                                 NUMBER OF
                                               PORTFOLIOS IN
                                               FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS,            LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(2)         Served since         69         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC        2002.                           (1997-present). Trustee/ Director, Phoenix Funds Family
30 Rockefeller Plaza,                                          (2002-present). Director, The Phoenix Companies, Inc. (2001-2005)
59th Floor                                                     and Phoenix Life Insurance Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
--------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(3)        Served since         97         Director, PXRE Corporation (Reinsurance) (1985-present); World
200 Bridge Street              1993.                           Trust Fund (1991-present), Director/Trustee, Phoenix Funds
Chatham, MA 02633                                              Complex (1989-present); Management Consultant (2002-2004),
DOB: 10/23/46                  Chairman                        Chairman (1997-2002), Chief Executive Officer (1995-2002) and
                                                               Director (1995-2002), Phoenix Investment Partners, Ltd.; Director
                                                               and Executive Vice President, The Phoenix Companies, Inc.
                                                               (2000-2002); Director (1994-2002) and Executive Vice President,
                                                               Investments (1987-2002), Phoenix Life Insurance Company; Director
                                                               (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel,
                                                               Inc.; Director (1982-2002), Chairman (2000-2002) and President
                                                               (1990-2000), Phoenix Equity Planning Corporation; Chairman and
                                                               President, Phoenix/Zweig Advisers LLC (2001-2002); Director
                                                               (2001-2002) and President (April 2002-September 2002), Phoenix
                                                               Investment Management Company; Director and Executive Vice
                                                               President, Phoenix Life and Annuity Company (1996-2002); Director
                                                               (1995-2000), Executive Vice President (1994-2002), and Chief
                                                               Investment Counsel (1994-2002), PHL Variable Insurance Company;
                                                               Director, Phoenix National Trust Holding Company (2001-2002);
                                                               Director (1985-2002), Vice President (1986-2002) and Executive
                                                               Vice President (April 2002-September 2002), PM Holdings, Inc.;
                                                               Director, WS Griffith Associates, Inc. (1995-2002); Director, WS
                                                               Griffith Securities, Inc. (1992-2002).
--------------------------------------------------------------------------------------------------------------------------------

(2) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(3) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                            OFFICERS OF THE FUND WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
     NAME, ADDRESS AND              TRUST AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                    TIME SERVED                                   DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci               President since 2004.           Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                                                   Companies, Inc. (2003-present); Director, Chairman, President and
                                                               Chief Executive Officer, Phoenix Investment Partners, Ltd.
                                                               (2003-present); President, Phoenix Equity Planning Corporation
                                                               (2005-present); President, DPCM Holding, Inc. (2005-present);
                                                               President, Capital West Asset Management, LLC (2005-present);
                                                               Director and President, Phoenix Investment Counsel, Inc.
                                                               (2003-present); Director, Pasadena Capital Corporation
                                                               (2003-present); President, Euclid Advisers, LLC (2003-present);
                                                               Director and Chairman, PXP Institutional Markets Group, Ltd.
                                                               (2003-present); Director and President, Rutherford Financial
                                                               Corporation (2003-present); Director, DPCM Holding, Inc. (2003-
                                                               present); President, Phoenix Zweig Advisers, LLC (2003-present);
                                                               Director and Chairman, Phoenix Equity Planning Corporation
                                                               (2003-present); Director and Chairman, Duff & Phelps Investment
                                                               Management Company (2003-present); Director, Capital West Asset
                                                               Management, LLC (2003-present); Chief Executive Officer and
                                                               President, The Zweig Fund, Inc. and The Zweig Total Return Fund,
                                                               Inc. (2004-present); President, the Phoenix Funds Family
                                                               (2004-present); Chief Sales and Marketing Officer, Phoenix Equity
                                                               Planning Corporation (2003-2005); President and Chief Executive
                                                               Officer of North American investment operations, Pioneer
                                                               Investment Management USA, Inc. (2001-2003); President of Private
                                                               Wealth Management Group & Fidelity Brokerage Company, Fidelity
                                                               Investments (1996-2001).
--------------------------------------------------------------------------------------------------------------------------------
George R. Aylward              Executive Vice President        Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64                   since 2004.                     Management, The Phoenix Companies, Inc. (2004-present). Executive
                                                               Vice President and Chief Operating Officer, Phoenix Investment
                                                               Partners, Ltd. (2004-present). Vice President, Phoenix Life
                                                               Insurance Company (2002-2004). Vice President, The Phoenix
                                                               Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                               Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                               Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                               President, certain funds within the Phoenix Funds Family
                                                               (2004-present).
--------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman             Senior Vice President           Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62                   since 2004.                     Phoenix Companies, Inc. (since 2006), Senior Vice President,
                                                               Asset Management Product Development, Phoenix Investment
                                                               Partners, Ltd. (2005-present), Senior Vice President and Chief
                                                               Administrative Officer, Phoenix Investment Partners, Ltd.,
                                                               (2003-2004). Senior Vice President and Chief Administrative
                                                               Officer, Phoenix Equity Planning Corporation (1999-2003), Senior
                                                               Vice President, certain funds within the Phoenix Fund Family
                                                               (2004-present).
--------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                   Vice President and              Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue               Chief Compliance Officer        (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022             since 2004.                     certain Funds within the Phoenix Fund Complex (2004-present);
DOB: 9/23/45                                                   Vice President, The Zweig Total Return Fund, Inc. (2004-present);
                                                               Vice President, The Zweig Fund, Inc. (2004-present); President and Director of Watermark Securities, Inc. (1991-present);
                                                               Assistant Secretary of Gotham Advisors Inc. (1990-present);
                                                               Secretary, Phoenix-Zweig Trust (1989-2003); Secretary,
                                                               Phoenix-Euclid Market Neutral Fund (1999-2002).
--------------------------------------------------------------------------------------------------------------------------------

                                            OFFICERS OF THE FUND WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
     NAME, ADDRESS AND              TRUST AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                    TIME SERVED                                   DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss               Senior Vice President since     Assistant Treasurer (2001-present), Vice President, Fund
DOB: 11/24/52                  2006.                           Accounting (1994-2000), Phoenix Equity Planning Corporation. Vice
                                                               President, Phoenix Investment Partners, Ltd. (2003-present).
                                                               Senior Vice President, the Phoenix Funds Family (since 2006).
                                                               Vice President, The Phoenix Edge Series Fund (1994-present),
                                                               Treasurer, The Zweig Fund Inc. and the Zweig Total Return Fund
                                                               Inc. (2003-present). Chief Financial Officer (2005-2006) and
                                                               Treasurer (1994-2006), or Assistant Treasurer (2005-2006),
                                                               certain funds within the Phoenix Fund Complex.
--------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley             Chief Financial Officer and     Second Vice President, Fund Administration, Phoenix Equity
DOB: 3/2/72                    Treasurer since 2006.           Planning Corporation (2004-present). Chief Financial Officer and
                                                               Treasurer (2006-present) or Chief Financial Officer and Treasurer
                                                               (2005-present), certain funds within the Phoenix Fund Family.
                                                               Vice President, Chief Financial Officer, Treasurer and Principal
                                                               Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                               Assistant Treasurer, certain funds within the Phoenix Fund Complex
                                                               (2004-2006). Senior Manager (2002-2004), Manager (2000-2002),
                                                               Audit, Deloitte & Touche, LLP.
--------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                  Vice President, Chief Legal     Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Officer, Counsel and            2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Secretary since 2005.           Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                                                   2005-present). Compliance Officer of Investments and Counsel,
                                                               Travelers Life & Annuity Company (January 2005-May 2005).
                                                               Assistant General Counsel, The Hartford Financial Services Group
                                                               (1999-2005).
--------------------------------------------------------------------------------------------------------------------------------

PHOENIX EQUITY TRUST

101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES                              INVESTMENT ADVISER

E. Virgil Conway                      Phoenix Investment Counsel, Inc.
Harry Dalzell-Payne                   56 Prospect Street
Francis E. Jeffries                   Hartford, CT 06115-0480
Leroy Keith, Jr.
Marilyn E. LaMarche                   PRINCIPAL UNDERWRITER
Philip R. McLoughlin, Chairman
Geraldine M. McNamara                 Phoenix Equity Planning Corporation
James M. Oates                        One American Row
Richard E. Segerson                   Hartford, CT 06103-2899

OFFICERS                              TRANSFER AGENT

Daniel T. Geraci, President           Phoenix Equity Planning Corporation
George R. Aylward, Executive          One American Row
  Vice President                      Hartford, CT 06103-2899
Nancy G. Curtiss, Senior              P.O. Box 5501
  Vice President                      Boston, MA 02206-5501
Francis G. Waltman, Senior
  Vice President                      CUSTODIAN
Marc Baltuch, Vice President and
  Chief Compliance Officer            State Street Bank and Trust Company
W. Patrick Bradley, Chief Financial   P.O. Box 5501
  Officer and Treasurer               Boston, MA 02206-5501
Kevin J. Carr, Vice President,
  Chief Legal Officer,                INDEPENDENT REGISTERED PUBLIC
  Counsel and Secretary               ACCOUNTING FIRM

                                      PricewaterhouseCoopers LLP
                                      125 High Street
                                      Boston, MA 02110-1707

                                      HOW TO CONTACT US

                                      Mutual Fund Services      1-800-243-1574
                                      Advisor Consulting Group  1-800-243-4361
                                      Telephone Orders          1-800-367-5877
                                      Text Telephone            1-800-243-1926
                                      Web site                  PHOENIXFUNDS.COM

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IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

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                                                                ---------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                 U.S. POSTAGE
                                                                     PAID
[LOGO] PHOENIXFUNDS(SM)                                         Louisville, KY
                                                                Permit No. 1051
PHOENIX EQUITY PLANNING CORPORATION                             ---------------
P.O. Box 150480
Hartford, CT 06115-0480


For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP758                                                                      8-06
BPD27016


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) E. Virgil Conway has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)   Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $138,600 for 2006 and $38,500 for 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,850 for 2006 and $11,050 for 2005.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Phoenix Equity Trust (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the
          Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  Not applicable for 2006 and not applicable for 2005

                    (c)  100% for 2006 and 100% for 2005

                    (d)  Not applicable for 2006 and not applicable for 2005.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $838,527 for 2006 and $1,845,949 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Phoenix Equity Trust
            -----------------------------------------------------------------
By (Signature and Title)*     /s/ George R. Aylward
                         ----------------------------------------------------
                              George R. Aylward, Executive Vice President
                              (principal executive officer)

Date        September 5, 2006
    -------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ George R. Aylward
                         ----------------------------------------------------
                              George R. Aylward, Executive Vice President
                              (principal executive officer)

Date        September 5, 2006
    -------------------------------------------------------------------------


By (Signature and Title)*     /s/ W. Patrick Bradley
                         ----------------------------------------------------
                              W. Patrick Bradley,  Chief Financial Officer
                              and Treasurer
                              (principal financial officer)

Date        September 5, 2006
    -------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.